                                                                 Exhibit 4.02

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                                SUBORDINATED INDENTURE


                                       between


                      FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.


                                         and


                            ____________________________,
                                      as Trustee




                           Dated as of _______ __, 1997











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


                              CROSS REFERENCE SHEET (*)

         Between provisions of Trust Indenture Act of 1939 and Indenture to be dated as of _______ __, 1997, between Financial Security Assurance Holdings Ltd. and ____________________, as Trustee:


            Section of the Act                     Section of Indenture
            ------------------                     --------------------

310(a)(1) and (2). . . . . . . . . . . . . .   6.09
310(a)(3) and (4). . . . . . . . . . . . . .   Inapplicable
310(b) . . . . . . . . . . . . . . . . . .     6.08 and 6.10(a), (b) and (d)
310(c) . . . . . . . . . . . . . . . . . . .   Inapplicable
311(a) . . . . . . . . . . . . . . . . . . .   6.13(a) and (c)(1) and (2)
311(b) . . . . . . . . . . . . . . . . . . .   6.13(b)
311(c) . . . . . . . . . . . . . . . . . . .   Inapplicable
312(a) . . . . . . . . . . . . . . . . . . .   4.01 and 4.02(a)
312(b) . . . . . . . . . . . . . . . . . . .   4.02(a) and (b)(i) and (ii)
312(c) . . . . . . . . . . . . . . . . . . .   4.02 (c)
313(a) . . . . . . . . . . . . . . . . . . .   4.04(a)(i), (ii), (iii), (iv),
                                               (v) and (vi)
313(b)(1). . . . . . . . . . . . . . . . . .   Inapplicable
313(b)(2). . . . . . . . . . . . . . . . . .   4.04
313(c) . . . . . . . . . . . . . . . . . . .   4.04
313(d) . . . . . . . . . . . . . . . . . . .   4.04
314(a) . . . . . . . . . . . . . . . . . . .   4.03
314(b) . . . . . . . . . . . . . . . . . . .   Inapplicable
314(c)(1) and (2). . . . . . . . . . . . . .   11.05

(*)This Cross Reference Sheet is not part of the Indenture.

            Section of the Act                     Section of Indenture
            ------------------                     --------------------
314(c)(3). . . . . . . . . . . . . . . . . .   Inapplicable
314(d) . . . . . . . . . . . . . . . . . . .   Inapplicable
314(e) . . . . . . . . . . . . . . . . . . .   11.05
314(f) . . . . . . . . . . . . . . . . . . .   Inapplicable
315(a), (c) and (d). . . . . . . . . . . . .   6.01
315(b) . . . . . . . . . . . . . . . . . . .   5.11
315(e) . . . . . . . . . . . . . . . . . . .   5.12
316(a)(1). . . . . . . . . . . . . . . . . .   5.09
316(a)(2). . . . . . . . . . . . . . . . . .   Not required
316(a) (last sentence) . . . . . . . . . . .   7.04
316(b) . . . . . . . . . . . . . . . . . . .   5.07
317(a) . . . . . . . . . . . . . . . . . . .   5.02
317(b) . . . . . . . . . . . . . . . . . . .   3.04(a) and (b)
318(a) . . . . . . . . . . . . . . . . . . .   11.07

                             TABLE OF CONTENTS


                                                                          Page
                                                                         ------

                                      ARTICLE I

                                     Definitions

SECTION 1.01.    Certain Terms Defined. . . . . . . . . . . . . . . . . .   1


                                      ARTICLE II

                                      Securities

SECTION 2.01.    Forms Generally. . . . . . . . . . . . . . . . . . . . .    7
SECTION 2.02.    Form of Trustee's Certificate of Authentication. . . . .    7
SECTION 2.03.    Amount Unlimited; Issuable in Series . . . . . . . . . .    7
SECTION 2.04.    Authentication and Delivery of Debt Securities . . . . .   10
SECTION 2.05.    Execution of Debt Securities . . . . . . . . . . . . . .   11
SECTION 2.06.    Certificate of Authentication. . . . . . . . . . . . . .   12
SECTION 2.07.    Denomination and Date of Debt Securities; Payments
                   of Interest. . . . . . . . . . . . . . . . . . . . . .   12
SECTION 2.08.    Registration, Transfer and Exchange. . . . . . . . . . .   13
SECTION 2.09.    Mutilated, Defaced, Destroyed, Lost and Stolen
                   Debt Securities. . . . . . . . . . . . . . . . . . . .   14
SECTION 2.10.    Cancelation of Debt Securities;
                   Destruction Thereof. . . . . . . . . . . . . . . . . .   16
SECTION 2.11.    Temporary Debt Securities. . . . . . . . . . . . . . . .   16
SECTION 2.12.    Debt Securities Issuable in the Form of a Registered
                   Global Security. . . . . . . . . . . . . . . . . . . .   17


                                     ARTICLE III

                               Covenants of the Issuer

SECTION 3.01.    Payment of Principal and Interest. . . . . . . . . . . .   19
SECTION 3.02.    Offices for Payments, etc. . . . . . . . . . . . . . . .   19
SECTION 3.03.    Appointment To Fill a Vacancy in Office of Trustee . . .   20
SECTION 3.04.    Paying Agents. . . . . . . . . . . . . . . . . . . . . .   20
SECTION 3.05.    Written Statement to Trustee. . .  . . . . . . . . . . .   21
SECTION 3.06.    Limitations on Liens . . . . . . . . . . . . . . . . . .   21
SECTION 3.07.    Limitations on Disposition of Stock of Restricted
                    Subsidiaries. . . . . . . . . . . . . . . . . . . . .   21
SECTION 3.08.    Corporate Existence. . . . . . . . . . . . . . . . . . .   22
SECTION 3.09.    Waiver of Certain Covenants. . . . . . . . . . . . . . .   22

                                                                          Page
                                                                         ------

                                      ARTICLE IV

                       Debt Securityholders' Lists and Reports
                             by the Issuer and the Trustee

SECTION 4.01.    Issuer  To Furnish Trustee Information as to Names
                    and Addresses of Debt Securityholders . . . . . . . .   23
SECTION 4.02.    Preservation and Disclosure of Debt Securityholders'
                   Lists. . . . . . . . . . . . . . . . . . . . . . . . .   23
SECTION 4.03.    Reports by the Issuer. . . . . . . . . . . . . . . . . .   25
SECTION 4.04.    Reports by the Trustee . . . . . . . . . . . . . . . . .   26


                                      ARTICLE V

                   Remedies of the Trustee and Debt Securityholder
                                 on Event of Default

SECTION 5.01.    Event of Default Defined; Acceleration of Maturity;
                   Waiver of Default. . . . . . . . . . . . . . . . . . .   28
SECTION 5.02.    Collection of Indebtedness by Trustee; Trustee May
                   Prove Debt . . . . . . . . . . . . . . . . . . . . . .   33
SECTION 5.03.    Application of Proceeds. . . . . . . . . . . . . . . . .   36
SECTION 5.04.    Suits for Enforcement. . . . . . . . . . . . . . . . . .   37
SECTION 5.05.    Restoration of Rights on Abandonment of Proceedings. . .   37
SECTION 5.06.    Limitations on Suits by Debt Securityholders . . . . . .   38
SECTION 5.07.    Unconditional Right of Debt Securityholders To
                   Institute Certain Suits. . . . . . . . . . . . . . . .   38
SECTION 5.08.    Powers and Remedies Cumulative; Delay or Omission
                   Not Waiver of Default. . . . . . . . . . . . . . . . .   39
SECTION 5.09.    Control by Debt Securityholders. . . . . . . . . . . . .   39
SECTION 5.10.    Waiver of Past Defaults. . . . . . . . . . . . . . . . .   40
SECTION 5.11.    Trustee To Give Notice of Default, but May Withhold
                   in Certain Circumstances . . . . . . . . . . . . . . .   41
SECTION 5.12.    Right of Court To Require Filing of Undertaking To
                   Pay Costs. . . . . . . . . . . . . . . . . . . . . . .   41

                                                                          Page
                                                                         ------

                                      ARTICLE VI

                                Concerning the Trustee

SECTION 6.01.    Duties and Responsibilities of the Trustee;
                   During Default; Prior to Default . . . . . . . . . . .   42
SECTION 6.02.    Certain Rights of the Trustee  . . . . . . . . . . . . .   43
SECTION 6.03.    Trustee Not Responsible for Recitals, Disposition of Debt
                   Securities or Application of Proceeds Thereof. . . . .   45
SECTION 6.04.    Trustee and Agents May Hold Debt Securities;
                   Collections, Etc . . . . . . . . . . . . . . . . . . .   45
SECTION 6.05.    Monies Held by Trustee . . . . . . . . . . . . . . . . .   45
SECTION 6.06.    Compensation and Indemnification of Trustee and its
                   Prior Claim. . . . . . . . . . . . . . . . . . . . . .   46
SECTION 6.07.    Right of Trustee To Rely on Officers' Certificate,
                   Etc. . . . . . . . . . . . . . . . . . . . . . . . . .   46
SECTION 6.08.    Qualification of Trustee; Conflicting Interests. . . . .   47
SECTION 6.09.    Persons Eligible for Appointment as   Trustee. . . . . .   54
SECTION 6.10.    Resignation and Removal; Appointment of Successor
                   Trustee. . . . . . . . . . . . . . . . . . . . . . . .   55
SECTION 6.11.    Acceptance of Appointment by Successor Trustee . . . . .   56
SECTION 6.12.    Merger, Conversion, Consolidation or Succession to
                   Business of Trustee. . . . . . . . . . . . . . . . . .   58
SECTION 6.13.    Preferential Collection of Claims Against the
                   Issuer . . . . . . . . . . . . . . . . . . . . . . . .   58


                                     ARTICLE VII

                         Concerning the Debt Securityholders

SECTION 7.01.    Evidence of Action Taken by Debt Securityholders . . . .   63
SECTION 7.02.    Proof of Execution of Instruments And of Holding
                    of Debt Securities. . . . . . . . . . . . . . . . . .   64
SECTION 7.03.    Holders To Be Treated as Owners. . . . . . . . . . . . .   64
SECTION 7.04.    Debt Securities Owned by Issuer Deemed Not
                    Outstanding . . . . . . . . . . . . . . . . . . . . .   64
SECTION 7.05.    Right of Revocation of Action Taken. . . . . . . . . . .   65

                                                                          Page
                                                                         ------

                                     ARTICLE VIII

                               Supplemental Indentures

SECTION 8.01.    Supplemental Indentures Without Consent of Debt
                    Securityholders . . . . . . . . . . . . . . . . . . .   66
SECTION 8.02.    Supplemental Indentures with Consent of Debt
                   Securityholders. . . . . . . . . . . . . . . . . . . .   68
SECTION 8.03.    Effect of Supplemental Indenture . . . . . . . . . . . .   69
SECTION 8.04.    Documents To Be Given to Trustee.. . . . . . . . . . . .   69
SECTION 8.05.    Notation on Debt Securities in Respect of
                    Supplemental Indentures . . . . . . . . . . . . . . .   70


                                      ARTICLE IX

                      Consolidation, Merger, Sale or Conveyance

SECTION 9.01.    Covenant Not To Merge, Consolidate, Sell or Convey
                   Property Except under Certain Conditions. . . . . . .    70
SECTION 9.02.    Successor Corporation Substituted . . . . . . . . . . .    71
SECTION 9.03.    Opinion of Counsel to Trustee . . . . . . . . . . . . .    72


                                      ARTICLE X

                            Satisfaction and Discharge of
                             Indenture; Unclaimed Monies

SECTION 10.01.   Satisfaction and Discharge of Indenture. . . . . . . . .   72
SECTION 10.02.   Application by Trustee of Funds Deposited for Payment
                   of Debt  Securities. . . . . . . . . . . . . . . . . .   73
SECTION 10.03.   Repayment of Monies Held by Paying Agent . . . . . . . .   73
SECTION 10.04.   Return of Monies Held by Trustee and Paying Agent
                    Unclaimed for Three Years . . . . . . . . . . . . . .   74

                                                                          Page
                                                                         ------

                                       ARTICLE XI

                               Miscellaneous Provisions

SECTION 11.01.   Incorporators, Stockholders, Officers and Directors of
                   Issuer Exempt from Individual Liability. . . . . . . .   74
SECTION 11.02.   Provisions of Indenture for the Sole Benefit of Parties
                   and Debt Securityholders . . . . . . . . . . . . . . .   75
SECTION 11.03.   Successors and Assigns of Issuer Bound by Indenture. . .   75
SECTION 11.04.   Notices and Demands on Issuer, Trustee and Debt
                    Securityholders . . . . . . . . . . . . . . . . . . .   75
SECTION 11.05.   Officers' Certificate and Opinions of Counsel;
                    Statements To Be Contained Therein. . . . . . . . . .   76
SECTION 11.06.   Payments Due on Saturdays, Sundays and Holidays. . . . .   77
SECTION 11.07.   Conflict of Any Provision of Indenture with Trust
                   Indenture Act of 1939. . . . . . . . . . . . . . . . .   77
SECTION 11.08.   New York Law To Govern . . . . . . . . . . . . . . . . .   78
SECTION 11.09.   Counterparts . . . . . . . . . . . . . . . . . . . . . .   78
SECTION 11.10.   Effect of Headings . . . . . . . . . . . . . . . . . . .   78


                                     ARTICLE XII

                  Redemption of Debt Securities and Sinking Funds

SECTION 12.01.   Applicability of Article . . . . . . . . . . . . . . . .   78
SECTION 12.02.   Notice of Redemption; Partial Redemptions. . . . . . . .   78
SECTION 12.03.   Payment of Debt Securities Called for Redemption . . . .   80
SECTION 12.04.   Exclusion of Certain Debt Securities from Eligibility
                    for Selection for Redemption. . . . . . . . . . . . .   81
SECTION 12.05.   Mandatory and Optional Sinking Funds . . . . . . . . . .   81

                                                                          Page
                                                                         ------

                                     ARTICLE XIII

                          Defeasance and Covenant Defeasance

SECTION 13.01.   Applicability of Article; Issuer's Option To Effect
                   Defeasance or Covenant Defeasance. . . . . . . . . . .   84
SECTION 13.02.   Defeasance and Discharge . . . . . . . . . . . . . . . .   85
SECTION 13.03.   Covenant Defeasance. . . . . . . . . . . . . . . . . . .   85
SECTION 13.04.   Conditions to Defeasance or Covenant Defeasance. . . . .   86
SECTION 13.05.   Deposited Monies and U.S. Government Obligations To Be
                   Held in Trust; Other Miscellaneous Provisions. . . . .   89
SECTION 13.06.   Reinstatement. . . . . . . . . . . . . . . . . . . . . .   89

                                     ARTICLE XIV

                           Subordination of Debt Securities

SECTION 14.01.   Securities Subordinate to Senior Debt. . . . . . . . . .   90
SECTION 14.02.   Payment Over of Proceeds upon Dissolution, etc.  . . . .   90
SECTION 14.03.   Prior Payment to Senior Debt upon Acceleration of Debt
                   Securities . . . . . . . . . . . . . . . . . . . . . .   92
SECTION 14.04.   No Payment When Senior Debt in Default . . . . . . . . .   92
SECTION 14.05.   Payment Permitted If No Default  . . . . . . . . . . . .   93
SECTION 14.06.   Subrogation to Rights of Holders of
                   Senior Debt  . . . . . . . . . . . . . . . . . . . . .   94
SECTION 14.07.   Provisions Solely To Define Relative
                   Rights . . . . . . . . . . . . . . . . . . . . . . . .   94
SECTION 14.08.   Trustee To Effectuate Subordination  . . . . . . . . . .   95
SECTION 14.09.   No Waiver of Subordination Provisions  . . . . . . . . .   95
SECTION 14.10.   Notice to Trustee  . . . . . . . . . . . . . . . . . . .   95
SECTION 14.11.   Reliance on Judicial Order or Certificate
                   of Liquidating Agent . . . . . . . . . . . . . . . . .   96
SECTION 14.12.   Trustee Not Fiduciary for Holders of
                   Senior Debt Trustee Not Fiduciary for Holders of
                   Senior Debt  . . . . . . . . . . . . . . . . . . . . .   96
SECTION 14.13.   Rights of Trustee as Holder of Senior Debt;
                   Preservation of Trustee's  Rights  . . . . . . . . . .   96
SECTION 14.14.   Article Applicable to Paying Agents  . . . . . . . . . .   96
SECTION 14.15.   Defeasance of this Article XIV . . . . . . . . . . . . .   97
SECTION 14.16.   Certain Conversions or Exchanges Deemed Payment  . . . .   97

                                                                          Page
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EXHIBIT (Form 1)
EXHIBIT (Form 2)
EXHIBIT (Form 3)
EXHIBIT (Form 4)
EXHIBIT (Form 5)

                              SUBORDINATED INDENTURE, dated as of
                          _______ ___, 1997, between Financial Security
                               Assurance Holdings Ltd., a New York
                                corporation (the "Issuer"), and
                                                          ,  a
                                        (the "Trustee").


                                W I T N E S S E T H :

          WHEREAS, the Issuer has duly authorized the issue from time to time of its unsecured debt securities, notes or other evidences of indebtedness to be issued in one or more series (the "Debt Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture, and to provide, among other things, for the authentication, delivery and administration thereof, the Issuer has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

         NOW, THEREFORE, in consideration of the premises and the purchases of the Debt Securities by the holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Debt Securities as follows:

                                      ARTICLE I

                                     Definitions

         SECTION 1.01. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

         "Board of Directors" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act hereunder.

         "Business Day" means, with respect to any Debt Security, a day that in the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Debt Security, is not a day on which banking institutions are authorized by law or regulation to close.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if on any date after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at _________________________________.

         "Debt Security" or "Debt Securities"(except as otherwise provided in Section 6.08) has the meaning stated in the first recital of this Indenture, or, as the case may be, Debt Securities that have been authenticated and delivered under this Indenture.

         "Depositary" means with respect to any Debt Securities issued in the form of one or more Registered Global Securities, such Person as the Board of Directors may designate and its successors.

         "Dollars" shall mean United States Dollars.

         "Event of Default" means any event or condition specified as such in
Section 5.01.

         "Holder", "Holder of Debt Securities", "Debt Securityholder" or other similar terms mean the registered holder of any Debt Security.

         "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Debt Securities established as contemplated hereunder.

         "Interest" means, when used with respect to non-interest bearing Debt Securities, interest payable after maturity.

         "Issuer" means (except as otherwise provided in Section 6.13) Financial Security Assurance Holdings Ltd., a New York corporation, and, subject to Article Nine, its successors and assigns.

         "Junior Subordinated Payment" has the meaning specified in Section
14.02.

         "Mortgage" means any mortgage, pledge, lien, security interest or other encumbrance.

         "Officers' Certificate" means a certificate signed by the chairman of the Board of Directors or the president or any managing director and by the treasurer or the secretary or any assistant secretary of the Issuer and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 11.05.

         "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer or who may be other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 11.05, if and to the extent required hereby.

         "Original Issue Date" of any Debt Security (or portion thereof) means the earlier of (a) the date of such Debt Security or (b) the date of any Debt Security (or portion thereof) for which such Debt Security was issued

(directly or indirectly) on registration of transfer, exchange or substitution.

         "Original Issue Discount Debt Security" means any Debt Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01.

         "Outstanding" (except as otherwise provided in Section 6.08), when used with reference to Debt Securities, subject to the provisions of Section 7.04, means, as of any particular time, all Debt Securities authenticated and delivered by the Trustee under this Indenture, except:

         (a) Debt Securities theretofore canceled by the Trustee or delivered to the Trustee for cancelation;

         (b) Debt Securities, or portions thereof, for the payment or redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the holders of such Debt Securities (if the Issuer shall act as its own paying agent), provided that if such Debt Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

         (c) Debt Securities in substitution for which other Debt Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.08, 2.09, 2.11, 2.12 or 12.03 (except with respect to any such Debt Security as to which proof satisfactory to the Trustee is presented that such Debt Security is held by a person in whose hands such Debt Security is a legal, valid and binding obligation of the Issuer).

              In determining whether the holders of the requisite principal amount of Outstanding Debt Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Debt Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01.

         "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Principal" whenever used with reference to the Debt Securities or any Debt Security or any portion thereof, shall be deemed to include "and premium, if any".

         "Registered Global Security" means a Debt Security issued to the Depositary in accordance with Article Two and bearing the legend prescribed in Section 2.12.

         "Responsible Officer" when used with respect to the Trustee, means the chairman of the board of directors, any vice chairman of the board of directors, the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the president, any vice president, the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Subsidiary" means Financial Security Assurance Inc., a New York corporation, and any successor to all or substantially all of its business; provided that such successor is a Subsidiary.

         "Senior Debt" means the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Issuer whether or not such claim for post-petition interest is allowed in such proceeding), on Debt, whether incurred on or prior to the date of this Indenture or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Debt Securities or to the other Debt which is pari passu with, or subordinated to, the Debt Securities; provided, however, that Senior Debt shall not be deemed to include (a) any Debt of the Issuer which when incurred and without respect to
Section 1111(b) of the Bankruptcy Code was without recourse to the Issuer,
(b) any Debt of the Issuer to any of its Subsidiaries, (c) Debt to any employee of the Issuer, (d) any liability for taxes, (e) Debt or other monetary obligations to trade creditors created or assumed by the Issuer by or any of its Subsidiaries in the ordinary course of business in connection with the obtaining of goods, materials or services and (f) the Debt Securities.

         "Subsidiary" means a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by the Issuer or by one or more other Subsidiaries, or by the Issuer and one or more other Subsidiaries.

         "Trustee" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Six, shall also include any successor trustee.

         "Trust Indenture Act of 1939" (except as otherwise provided in Sections 8.01 and 8.02) means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed.

          "Vice President" when used with respect to the Issuer or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president".

         "Voting Stock" means, with respect to any Subsidiary, stock of any class or classes (or equivalent interests), if the holders of the stock of such class or classes (or equivalent interests) are ordinarily, in the absence of contingencies, entitled to vote for the election of the directors (or Persons performing similar functions) of such Subsidiary, even though the right so to vote has been suspended by the happening of such a contingency.

         "Yield to Maturity" means the yield to maturity on a series of Debt Securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, as calculated in accordance with accepted financial practice.

                                      ARTICLE II

                                      Securities

         SECTION 2.01. Forms Generally. The Debt Securities of each series shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or authorized in accordance with a resolution of the Board of Directors or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Debt Securities, as evidenced by their execution of the Debt Securities.

         The definitive Debt Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities, as evidenced by their execution of such Debt Securities.

         SECTION 2.02. Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Debt Securities shall be in substantially the following form:

         This is one of the Debt Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                  [TRUSTEE]
                                                                as Trustee

                                   by________________________________________
                                                 Authorized Officer

         SECTION 2.03. Amount Unlimited; Issuable in Series. The aggregate principal amount of Debt Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Debt Securities may be issued in one or more series. There shall be established in or in accordance with a resolution of the Board of Directors and set forth in an

Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series:

         (1) the title of the Debt Securities of the series (which shall distinguish the Debt Securities of the series from the Debt Securities of any other series and from any other securities issued by the Issuer);

         (2) any limit upon the aggregate principal amount of the Debt Securities of the series that may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 2.08, 2.09, 2.11, 2.12 or 12.03);

         (3) the date or dates on which the principal of the Debt Securities of the series is payable;

         (4) the rate or rates at which the Debt Securities of the series shall bear interest, if any, or the method by which such rate shall be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable, the right, if any, of the Issuer to defer or extend an interest payment date, and the record dates for the determination of Holders to whom interest is payable;

         (5) the place or places where the principal and any interest on Debt Securities of the series shall be payable (if other than as provided in Section 3.02);

         (6) the price or prices at which, the period or periods within which and the terms and conditions upon which Debt Securities of the series may be redeemed, in whole or in part, at the option of the Issuer, pursuant to any sinking fund or otherwise;

         (7) the obligation, if any, of the Issuer to redeem, purchase or repay Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which, the currency or currencies (including currency unit or units) in which, and the terms and conditions upon which Debt Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

         (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Debt Securities of the series shall be issuable;

         (9) if other than Dollars, the currency or currencies (including currency unit or units) in which the principal of (and premium, if any) and interest, if any, on the Debt Securities of the series shall be payable, or in which the Debt Securities of the series shall be denominated;

         (10) whether the Securities of the series shall be issued in whole or in part in the form of one or more Registered Global Securities and, in such case, the Depositary with respect to such Registered Global Security or Securities and the circumstances under which any such Registered Global Security may be registered for transfer or exchange, or authenticated and delivered, in the name of a Person other than such Depositary or its nominee, if other than as set forth in Section 2.12;

         (11) the additions, modifications or deletions, if any, in the Events of Default or covenants of the Issuer set forth herein with respect to the Debt Securities of such series.

         (12) if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to
    Section 5.01 or provable in bankruptcy pursuant to Section 5.02;

         (13) the application, if any, of Section 13.02 or Section 13.03 to the Securities of any series;

         (14) the relative degree, if any, to which the Debt Securities of the series shall be senior to or be subordinated to other series of Debt Securities in right of payment, whether such other series of Debt Securities are Outstanding or not;

         (15) the terms of any right to convert or exchange Debt Securities of the series into or for other securities or property, including (i) the conversion of or exchange price, (ii) the conversion or exchange period, (iii) provisions as to whether conversion or exchange will be at the option of the Holder or the Issuer and (iv) the events requiring an adjustment to the conversion or exchange price;

         (16) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture); and

         (17) any trustees, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Debt Securities of such series.

         All Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto.

         SECTION 2.04. Authentication and Delivery of Debt Securities. At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Debt Securities of any series executed by the Issuer to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver such Debt Securities to or upon the written order of the Issuer, signed by both (a) the chairman of its Board of Directors, or any vice chairman of its Board of Directors, or its president or any managing director and (b) by its treasurer or any assistant treasurer or its secretary or any assistant secretary, without any further action by the Issuer. In authenticating such Debt Securities, and accepting the additional responsibilities under this Indenture in relation to such Debt Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon:

         (1) a certified copy of any resolution or resolutions of the Board of Directors authorizing the action taken pursuant to the resolution or resolutions delivered under clause (2) below;

         (2) a copy of any resolution or resolutions of the Board of Directors relating to such series, in each case certified by the Secretary or an Assistant Secretary of the Issuer;

         (3) an executed supplemental indenture, if any;

         (4) an Officers' Certificate setting forth the form and terms of the Debt Securities as required pursuant to Sections 2.01 and 2.03, respectively and prepared in accordance with Section 11.05;

         (5) an Opinion of Counsel, prepared in accordance with Section 11.05, which shall state:

              (A) that the form or forms and terms of such Debt Securities have been established by or in accordance with a resolution of the Board of Directors or by a supplemental indenture as permitted by Sections 2.01 and 2.03 in conformity with the provisions of this Indenture;

              (B) that such Debt Securities, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Issuer;

              (C) that all laws and requirements in respect of the execution and delivery by the Issuer of the Debt Securities have been complied with; and

              (D) such other matters as the Trustee may reasonably request.

         The Trustee shall have the right to decline to authenticate and deliver any Debt Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders.

         SECTION 2.05. Execution of Debt Securities. The Debt Securities shall be signed on behalf of the Issuer by both (a) the chairman of its Board of Directors or any vice chairman of its Board of Directors or its president or any managing director and (b) its treasurer or any assistant treasurer or its secretary or any assistant secretary, under its corporate seal which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of any such officers. The seal of the Issuer may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Debt Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Debt Security that has been duly authenticated and delivered by the Trustee.

         In case any officer of the Issuer who shall have signed any of the Debt Securities shall cease to be such officer before the Debt Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Debt Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Debt Security had not ceased to be such officer of the Issuer; and any Debt Security may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Debt Security, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

         SECTION 2.06. Certificate of Authentication. Each Debt Security shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Debt Security executed by the Issuer shall be conclusive evidence that the Debt Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         SECTION 2.07. Denomination and Date of Debt Securities; Payments of Interest. The Debt Securities shall be issuable as registered debt securities without coupons and in denominations as shall be specified as contemplated by Section 2.03. In the absence of any such specification with respect to the Debt Securities of any series, the Debt Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof. The Debt Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

         Each Debt Security shall be dated the date of its authentication, shall bear interest, if any, from such date and shall be payable on the dates, in each case, which shall be specified as contemplated by Section 2.03.

         The person in whose name any Debt Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Debt Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the persons in whose names outstanding Debt Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the holders of Debt Securities not less than 15 days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) shall mean the date specified as such in the terms of the Debt Securities of any particular series, or, if no such date is so specified, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

         SECTION 2.08. Registration, Transfer and Exchange. The Issuer will keep at each office or agency to be maintained for the purpose as provided in
Section 3.02 a register or registers in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Debt Securities as provided in this Article. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

         Subject to Section 2.12, upon due presentation for registration of transfer of any Debt Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.02, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Debt Security or Debt Securities of the same series in authorized denominations for a like aggregate principal amount.

         Subject to Section 2.12, any Debt Security or Debt Securities of any series may be exchanged for a Debt Security or Debt Securities of the same series in other authorized denominations, in an equal aggregate principal amount. Debt Securities of any series to be exchanged shall be surrendered at an office or agency to be maintained by the Issuer for the purpose as provided in Section 3.02, and the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor the Debt Security or Debt Securities of the same series which the Debt Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

         All Debt Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder or his attorney duly authorized in writing.

         The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Debt Securities. No service charge shall be made for any such transaction.

         The Issuer shall not be required to exchange or register a transfer of (a) any Debt Securities of any series for a period of 15 days next preceding the first mailing of notice of redemption of Debt Securities of such series to be redeemed, or (b) any Debt Securities selected, called or being called for redemption except, in the case of any Debt Security where public notice has been given that such Debt Security is to be redeemed in part, the portion thereof not so to be redeemed. All Debt Securities issued upon any transfer or exchange of Debt Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered upon such transfer or exchange.

         SECTION 2.09. Mutilated, Defaced, Destroyed, Lost and Stolen Debt Securities. In case any temporary or definitive Debt Security of any series shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its sole discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver, a new Debt Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Debt Security, or in lieu of and substitution for the Debt Security so destroyed, lost or stolen. In every case the applicant for a substitute Debt Security shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Debt Security and of the ownership thereof.

         Upon the issuance of any substitute Debt Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Debt Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may instead of issuing a substitute Debt Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Debt Security), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Debt Security and of the ownership thereof.

         Every substitute Debt Security of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Debt Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Debt Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Debt Securities of such series duly authenticated and delivered hereunder. All Debt Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Debt Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 2.10. Cancelation of Debt Securities; Destruction Thereof. All Debt Securities surrendered for payment, redemption, registration of transfer, for conversion or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or the Trustee, shall be delivered to the Trustee for Cancelation or, if surrendered to the Trustee, shall be Canceled by it; and no Debt Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy Canceled Debt Securities held by it and deliver a certificate of destruction to the Issuer. If the Issuer shall acquire any of the Debt Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debt Securities unless and until the same are delivered to the Trustee for cancelation.

         SECTION 2.11. Temporary Debt Securities. Pending the preparation of definitive Debt Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Debt Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Debt Securities of any series shall be issuable as registered Debt Securities without coupons, of any authorized denomination, and substantially in the form of the definitive Debt Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Debt Securities, all as may be determined by the Issuer with the concurrence of the Trustee. Temporary Debt Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Debt Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Debt Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Debt Securities of such series and thereupon temporary Debt Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.02, and the Trustee shall authenticate and deliver in exchange for such temporary Debt Securities of such series a like aggregate principal amount of definitive Debt Securities of the same series of authorized denominations. Until so exchanged, the temporary Debt Securities of any series shall be entitled to the same benefits under this Indenture as definitive Debt Securities of such series.

         SECTION 2.12. Debt Securities Issuable in the Form of a Registered Global Security. (a) If the Issuer shall establish pursuant to Section 2.03 that the Debt Securities of a series are to be issued in the form of one or more Registered Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with this Article Two, authenticate and deliver, one or more Registered Global Securities which (i) shall represent, and shall be denominated in an amount equal to, the aggregate principal amount of all of the Debt Securities of such series, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, and (iv) shall bear a legend substantially to the following effect: "Except as otherwise provided in Section 2.12 of the Indenture, this Registered Global Security may be transferred, in whole but not in part, by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary or to a nominee of such successor Depositary. Unless this Registered Global Security is presented by an authorized representative of the Depositary to the Issuer or its agent for registration of transfer, exchange or payment, and, in the case of any transfer or exchange, any Registered Global Security issued in exchange therefor is registered in the name of the Depositary or such other name as requested by an authorized representative of the Depositary and, in the case of any payment, such payment is made to the Depositary or the Depositary's nominee, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof has an interest herein."

         (b)  Notwithstanding any other provision of this Section 2.12 or of
Section 2.08, the Registered Global Securities may be transferred, in whole but not in part and in the manner provided in Section 2.08, by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary selected or approved by the Issuer or to a nominee of such successor Depositary.

         (c) The Depositary shall be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

         (d) If at any time the Depositary notifies the Issuer that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be eligible under paragraph (c) of this Section 2.12, and a successor Depositary is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such condition, as the case may be, this Section 2.12 shall no longer be applicable to the Debt Securities of such series and the Issuer will execute, and the Trustee will authenticate and deliver, Debt Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Registered Global Securities of such series then outstanding in exchange for such Registered Global Securities. In addition, the Issuer may at any time and in its sole discretion determine that the Debt Securities of any series shall no longer be represented by Registered Global Securities and that the provisions of this Section 2.12 shall no longer apply to the Debt Securities of such series. In such event the Issuer will execute, and the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Issuer, will authenticate and deliver, Debt Securities of such series in definitive registered form without coupons, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Registered Global Securities of such series then outstanding in exchange for such Registered Global Securities. Upon the exchange of the Registered Global Securities for such Debt Securities in definitive registered form without coupons, in authorized denominations, such Registered Global Securities shall be canceled by the Trustee. Such Debt Securities in definitive registered form issued in exchange for the Registered Global Securities pursuant to this Section 2.12(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Debt Securities to the Persons in whose names such Debt Securities are so registered.

         (e) As long as the Outstanding Debt Securities of any series are represented by one or more Registered Global Securities, the Issuer shall pay or cause to be paid the principal of, and interest on, such Registered Global Securities to the registered holders thereof, or to such Persons as the registered holders thereof may designate, by wire transfer of immediately available funds on the date such payments are due.

                                     ARTICLE III

                               Covenants of the Issuer

         SECTION 3.01. Payment of Principal and Interest. The Issuer will duly and punctually pay or cause to be paid the principal of, and interest on, the Debt Securities of each series at the place or places, at the respective times and in the manner provided in such Debt Securities. Subject to Section 2.12(e), each instalment of interest on the Debt Securities of any series may be paid by mailing checks for such interest payable to or upon the written order of the holders of Debt Securities entitled thereto as they shall appear on the registry books of the Issuer.

         SECTION 3.02. Offices for Payments, etc. So long as any of the Debt Securities remain outstanding, the Issuer will maintain in the Borough of Manhattan, the City of New York, the following for each series: an office or agency (a) where the Debt Securities may be presented for payment, (b) where the Debt Securities may be presented for registration of transfer and for exchange as in this Indenture provided and (c) where notices and demands to or upon the Issuer in respect of the Debt Securities or of this Indenture may be served. The Issuer will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Unless otherwise specified in accordance with Section 2.03, the Issuer hereby
initially designates the Trustee's office at [              ], as the office
to be maintained by it for each such purpose. In case the Issuer shall fail to so designate or maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office.

         SECTION 3.03. Appointment To Fill a Vacancy in Office of Trustee. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Debt Securities hereunder.

         SECTION 3.04. Paying Agents. Whenever the Issuer shall appoint a paying agent other than the Trustee with respect to the Debt Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

         (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Debt Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Debt Securities of such series) in trust for the benefit of the holders of the Debt Securities of such series or of the Trustee; and

         (b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Debt Securities of such series) to make any payment of the principal of or interest on the Debt Securities of such series when the same shall be due and payable.

         The Issuer will, on or prior to each due date of the principal of or interest on the Debt Securities of such series, deposit with the paying agent a sum sufficient to pay such principal or interest so becoming due, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

         If the Issuer shall act as its own paying agent with respect to the Debt Securities of any series, it will, on or before each due date of the principal of or interest on the Debt Securities of such series, set aside, segregate and hold in trust for the benefit of the holders of the Debt Securities of such series a sum sufficient to pay such principal or interest so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

         Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Debt Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained; and, upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such monies.

         Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.03 and 10.04.

         SECTION 3.05. Written Statement to Trustee. The Issuer will deliver to the Trustee on or before ________ in each year (beginning with _______) a written statement, signed by two of its officers (which need not comply with Section 11.05), stating that in the course of the performance of their duties as officers of the Issuer they would normally have knowledge of any default by the Issuer in the performance or fulfillment of any covenant, agreement or condition contained in this Indenture, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

         SECTION 3.06. Limitations on Liens. So long as Debt Securities are outstanding, the Issuer will not, and will not permit any Subsidiary to, directly or indirectly, create, issue, assume, incur or guarantee any indebtedness for borrowed money which is secured by a Mortgage of any nature on any of the present or future capital stock of any Restricted Subsidiary (or any company, other than the Issuer, having direct or indirect control of any Restricted Subsidiary) unless the Debt Securities then Outstanding and, if the Issuer so elects, any other indebtedness of the Issuer ranking at least pari passu with the Debt Securities, shall be secured equally and ratably with, or prior to, such other secured debt so long as it is outstanding.

         SECTION 3.07. Limitations on Disposition of Stock of Restricted Subsidiaries. So long as Debt Securities are outstanding, the Issuer will not, and will not permit any

Subsidiary to, sell, transfer or otherwise dispose of any shares of capital stock of any Restricted Subsidiary except for:

         (a) a sale, transfer or other disposition of any capital stock of any Restricted Subsidiary to a wholly owned Subsidiary of the Issuer or such Subsidiary;

         (b) a sale, transfer or other disposition of the entire capital stock of any Restricted Subsidiary for at least fair value (as determined by the Board of Directors of the Issuer acting in good faith); or

         (c) a sale, transfer or other disposition of the capital stock of any Restricted Subsidiary for at least fair value (as determined by the Board of Directors of the Issuer acting in good faith) if, after giving effect thereto, the Issuer and its Subsidiaries would own more than 80% of the issued and outstanding Voting Stock of such Restricted Subsidiary.

         SECTION 3.08. Corporate Existence. The Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

         SECTION 3.09. Waiver of Certain Covenants. The Issuer may omit in respect of the Debt Securities, in any particular instance, to comply with any covenants or conditions set forth in Sections 3.06, 3.07 and 3.08, if before or after the time for such compliance the Holders of at least a majority of the Outstanding Debt Securities of all series (voting as a class) either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                      ARTICLE IV

                    Debt Securityholders' Lists and Reports by the
                                Issuer and the Trustee

         SECTION 4.01. Issuer To Furnish Trustee Information as to Names and Addresses of Debt Securityholders. (a) The Issuer covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the holders of the Debt Securities of each series:

         (i) semiannually and not more than 15 days after each record date for the payment of interest on such Debt Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to
    Section 2.03 for non-interest bearing securities in each year; and

         (ii) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished, provided that if and so long as the Trustee shall be the Debt Security registrar for such series, such list shall not be required to be furnished.

         (b) The Issuer hereby appoints the Trustee as Debt Security Registrar and the Trustee hereby consents to such appointment for each series of Debt Securities to be issued hereunder.

         SECTION 4.02. Preservation and Disclosure of Debt Securityholders' Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of each series of Debt Securities contained in the most recent list furnished to it as provided in Section 4.01 or maintained by the Trustee in its capacity as Debt Security registrar for such series, if so acting. The Trustee may destroy any list furnished to it as provided in Section 4.01 upon receipt of a new list so furnished.

         (b) In case three or more holders of Debt Securities (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Debt Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Debt Securities of a particular series (in which case the applicants must all hold Debt Securities of such series) or with Holders of all Debt Securities with respect to their rights under this Indenture or under such Debt Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either:

         (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section; or

         (ii) inform such applicants as to the approximate number of holders of Debt Securities of such series or all Debt Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, and as to the approximate cost of mailing to such Debt Securityholders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Debt Securityholder of such series or all Debt Securities, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Debt Securities of such series or all Debt Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Debt Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Each and every holder of Debt Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Debt Securities in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

         SECTION 4.03.  Reports by the Issuer.  The Issuer covenants:

         (a) to file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, but if the Issuer is not required to file information, documents, or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, or in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

         (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Issuer with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

         (c) to transmit by mail to the holders of Debt Securities, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to subsections (a) and (b) of this Section as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission.

         SECTION 4.04.  Reports by the Trustee.  (a)  On or before
[December 1]in each year following the date hereof, so long as any Debt Securities are outstanding hereunder, the Trustee shall transmit by mail as provided below to the Debt Securityholders of each series, as hereinafter in this Section provided, a brief report dated as of a date convenient to the Trustee no more than 60 nor less than 45 days prior thereto with respect to:

         (i) its eligibility under Section 6.09 and its qualification under
    Section 6.08 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such Sections, a written statement to such effect;

         (ii) the character and amount of any advances and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debt Securities of any series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Debt Securities of any series Outstanding on the date of such report;

         (iii) the amount, interest rate, and maturity date of all other indebtedness owing by the Issuer (or by any other obligor on the Debt Securities) to the Trustee in its individual capacity on the date of such report, with a brief description of any property held as collateral security therefor, except any indebtedness based upon a creditor relationship arising in any manner described in Section 6.13(b) (2), (3), (4) or (6);

         (iv) the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

         (v) any additional issue of securities which the Trustee has not previously reported; and

         (vi) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Debt Securities, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 5.11.

         (b) The Trustee shall transmit to the Debt Securityholders of each series, as provided in subsection (c) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee, as such, since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of this Indenture) for the reimbursement of which it claims or may claim a lien or charge prior to that of the Debt Securities of such series on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this subsection (b), except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of Debt Securities of such series outstanding at such time, such report to be transmitted within 90 days after such time.

         (c) Reports pursuant to this Section shall be transmitted by mail to all registered holders of Debt Securities, as the names and addresses of such holders appear upon the registry books of the Issuer.

         (d) A copy of each such report shall, at the time of such transmission to Debt Securityholders, be furnished to the Issuer and be filed by the Trustee with each stock exchange upon which the Debt Securities of any applicable series are listed and also with the Commission. The Issuer agrees to notify the Trustee with respect to any series when and as the Debt Securities of such series become admitted to trading on any national securities exchange.


                                      ARTICLE V

                   Remedies of the Trustee and Debt Securityholders
                                 on Event of Default

         SECTION 5.01. Event of Default Defined; Acceleration of Maturity; Waiver of Default. "Event of Default" with respect to Debt Securities of any series wherever used herein, means any one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) default in the payment of any instalment of interest upon any of the Debt Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

         (b) default in the payment of all or any part of the principal on any of the Debt Securities of such series as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise; or

         (c) default in the payment of any sinking fund instalment as and when the same shall become due and payable by the terms of the Debt Securities of such series; or

         (d) default in the performance, or breach, of any covenant or warranty of the Issuer in respect of the Debt Securities of such series (other than a covenant or warranty in respect of the Debt Securities of such series a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Debt Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

         (e) failure by the Issuer to make any payment at maturity, including any applicable grace period, in respect of indebtedness, which term as used herein means obligations (other than the Debt Securities of such series or non-recourse obligations) of, or guaranteed or assumed by, the Issuer for borrowed monies or evidenced by bonds, debentures, notes or other similar instruments ("Indebtedness"), in an amount in excess of $10,000,000 or the equivalent thereof in any other currency or composite currency and such failure shall have continued for a period of 10 days after written notice thereof shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee, or to the Issuer and the Trustee by the holders of not less than 25% in aggregate principal amount of the Outstanding Debt Securities (treated as one class) and stating that such notice is a "Notice of Default" hereunder; or

         (f) default by the Issuer with respect to any Indebtedness, which default results in the acceleration of Indebtedness in an amount in excess of $10,000,000 or the equivalent thereof in any other currency or composite currency without such Indebtedness having been discharged or such acceleration having been incurred, waived, rescinded or annulled for a period of 10 days after written notice thereof shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee, or to the Issuer and the Trustee by the holders of not less than 25% in aggregate principal amount of the outstanding Debentures (treated as one class) and stating that such notice is a "Notice of Default" hereunder; or

         (g) entry by a court having jurisdiction in the premises of a decree or order for relief in respect of the Issuer or any Restricted Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law if not dismissed within 30 days; or

         (h) commencement by the Issuer or any Restricted Subsidiary of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law; or

         (i) any other Event of Default provided in the supplemental indenture or resolution of the Board of Directors under which such series of Debt Securities is issued or in the form of Debt Security for such series.

         If an Event of Default described in clauses (a), (b) or (c) above occurs and is continuing, then, and in each and every such case, unless the principal of all of the Debt Securities of such series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Debt Securities of such series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer (and to the Trustee if given by Debt Securityholders), may declare the entire principal (or, if the Debt Securities of such series are Original Issue Discount Debt Securities, such portion of the principal amount as may be specified in the terms of such series) of all Debt Securities of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable, provided that the payment of principal and interest on such Debt Securities shall remain subordinated to the extent provided in Article Fourteen. If an Event of Default described in clause (d) above (if such Event of Default is with respect to less than all series of Debt Securities then Outstanding) occurs and is continuing, then, and in each and every such case, unless the principal of all of the Debt Securities of such series shall have already become due and payable, either the Trustee or the holders of not less than 25% of the aggregate principal amount of the Debt Securities of all such affected series then outstanding hereunder (voting as a single class) by notice in writing to the Issuer (and to the Trustee if given by Debt Securityholders), may declare the entire principal (or, if the Debt Securities of any such series are Original Issue Discount Debt Securities, such portion of the principal amount as may be specified in the terms of such series) of all Debt Securities of all such affected series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable, provided that the payment of principal and interest on such Debt Securities shall remain subordinated to the extent provided in Article Fourteen. If an Event of Default described in clause (d) (if the Event of Default under clause (d) is with respect to all series of Debt Securities then outstanding), (e), (f), (g) or (h) occurs and is continuing, then and in each and every such case, unless the principal of all the Debt Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Debt Securities then Outstanding hereunder (treated as one class), by notice in writing to the Issuer (and to the Trustee if given by Debt Securityholders), may declare the entire principal (or, if any Debt Securities are Original Issue Discount Debt Securities, such portion of the principal as may be specified in the terms thereof) of all the Debt Securities then outstanding and interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable, provided that the payment of principal and interest on such Debt Securities shall remain subordinated to the extent provided in Article Fourteen.

         The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Debt Securities are Original Issue Discount Debt Securities, such portion of the principal as may be specified in the terms thereof) of the Debt Securities of any series (or of all the Debt Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured instalments of interest upon all the Debt Securities of such series (or of all the Debt Securities, as the case may be) and the principal of any and all Debt Securities of such series (or of all the Debt Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue instalments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Debt Securities) specified in the Debt Securities of such series (or at the respective rates of interest or Yields to Maturity of all the Debt Securities, as the case may be) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Debt Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein -- then and in every such case (i) with respect to an Event of Default described in clauses (a), (b) and (c) above, the holders of a majority in aggregate principal amount of the Debt Securities of such series, voting as a separate class, then outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults with respect to such series and rescind and annul such declaration and its consequences, (ii) with respect to an Event of Default described in clause (d) above (if such Event of Default is with respect to less than all series of Debt Securities then Outstanding), the holders of a majority in aggregate principal amount of the Debt Securities of all such affected series (voting as a single class) then Outstanding, by written notice to the Issuer and to the Trustee, may waive all such defaults with respect to all such affected series and rescind and annul such declaration and its consequences and (iii) with respect to an Event of Default described in clauses (d) (if such Event of Default is with respect to all Series of Debt Securities then Outstanding), (e), (f) and (g), the holders of a majority in aggregate principal amount of the Debt Securities of all series (voting as a single class) then Outstanding by written notice to the Issuer and to the Trustee, may waive all such defaults with respect to all the Debt Securities then Outstanding and rescind and annul such declaration and its consequences. No such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

         For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Debt Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Debt Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Debt Securities.

         SECTION 5.02. Collection of Indebtedness by Trustee; Trustee May Prove Debt. The Issuer covenants that (a) in case default shall be made in the payment of any instalment of interest on any of the Debt Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of any of the Debt Securities of any series when the same shall have become due and payable, whether upon maturity of the Debt Securities of such series or upon any redemption or by declaration or otherwise--then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Debt Securities of such series the whole amount that then shall have become due and payable on all Debt Securities of such series for principal or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Debt Securities) specified in the Debt Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

         Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Debt Securities of any series to the registered holders, whether or not the principal of and interest on the Debt Securities of such series be overdue.

         In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon such Debt Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Debt Securities, wherever situated, the monies adjudged or decreed to be payable.

         In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Debt Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Debt Securities of any series, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Debt Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

         (a) to file and prove a claim or claims for the whole amount of principal and interest (or, if the Debt Securities of any series are Original Issue Discount Debt Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Debt Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Debt Securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Debt Securities of any series, or to the creditors or property of the Issuer or such other obligor;

         (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Debt Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and

         (c) to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Debt Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Debt Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Debt Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.06.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Debt Securityholder any plan or reorganization, arrangement, adjustment or composition affecting the Debt Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Debt Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         All rights of action and of asserting claims under this Indenture, or under any of the Debt Securities, may be enforced by the Trustee without the possession of any of the Debt Securities or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Debt Securities in respect of which such action was taken.

         In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Debt Securities in respect to which such action was taken, and it shall not be necessary to make any holders of such Debt Securities parties to any such proceedings.

         SECTION 5.03. Application of Proceeds. Any monies collected by the Trustee pursuant to this Article in respect of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such monies on account of principal or interest, upon presentation of the several Debt Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Debt Securities of such series in reduced principal amounts in exchange for the presented Debt Securities of like series if only partially paid, or upon surrender thereof if fully paid:

         FIRST: To the payment of costs and expenses applicable to such series in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.06;

         SECOND: In case the principal of the Debt Securities of such series in respect of which monies have been collected shall not have become and be then due and payable, to the payment of interest on the Debt Securities of such series in default in the order of the maturity of the instalments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue instalments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Debt Securities) specified in such Debt Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

         THIRD: In case the principal of the Debt Securities of such series in respect of which monies have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Debt Securities of such series for principal and interest, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity in the case of Original Issue Discount Debt Securities) specified in the Debt Securities of such series; and in case such monies shall be insufficient to pay in full the whole amount so due and unpaid upon the Debt Securities of such series, then to the payment of such principal and interest or yield to maturity, without preference or priority of principal over interest or yield to maturity, or of interest or yield to maturity over principal, or of any instalment of interest over any other instalment of interest, or of any Debt Security of such series over any other Debt Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest or yield to maturity; and

         FOURTH: To the payment of the remainder, if any, to the Issuer or any other person lawfully entitled thereto.

         SECTION 5.04. Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         SECTION 5.05. Restoration of Rights on Abandonment of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Debt Securityholders shall continue as though no such proceedings had been taken.

         SECTION 5.06. Limitations on Suits by Debt Securityholders. No holder of any Debt Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Debt Securities of such series then outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.09; it being understood and intended, and being expressly covenanted by the taker and Holder of every Debt Security with every other taker and Holder and the Trustee, that no one or more Holders of Debt Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Debt Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Debt Securities of the applicable series. For the protection and enforcement of the provisions of this Section, each and every Debt Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 5.07. Unconditional Right of Debt Securityholders To Institute Certain Suits. Notwithstanding any other provision in this Indenture and any provision of any Debt Security, the right of any Holder of any Debt Security to receive payment of the principal of and interest on such Debt Security on or after the respective due dates expressed in such Debt Security, or to institute suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected without the consent of such Holder.

         SECTION 5.08. Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 5.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Debt Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         No delay or omission of the Trustee or of any Debt Securityholder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.06, every power and remedy given by this Indenture or by law to the Trustee or to the Debt Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Debt Securityholders.

         SECTION 5.09.  Control by Debt Securityholders.   The Holders of a
majority in aggregate principal amount of the Debt Securities of each series affected (with each series voting as a separate class) at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Debt Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Sections 6.01 and 6.02) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or responsible officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Debt Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Sections 6.01 and 6.02) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

         Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Debt Securityholders.

         SECTION 5.10. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Debt Securities of any series as provided in Section 5.01, the Holders of a majority in aggregate principal amount of the Debt Securities of such series at the time Outstanding may on behalf of the Holders of all the Debt Securities of such series waive any past default or Event of Default described in clause (c) of Section 5.01 (or, in the case of an Event of Default specified in clause (d) of Section 5.01 which relates to less than all series of Debt Securities then Outstanding, the Holders of a majority in aggregate principal amount of the Debt Securities then Outstanding affected thereby (voting as single class)) may waive any such default or Event of Default, or, in the case of an Event of Default specified in clause (d) (if the Event of Default under clause (d) relates to all series of Debt Securities then outstanding), (e), (f), (g) or
(h) of Section 5.01 the Holders of Debt Securities of a majority in principal amount of all the Debt Securities then Outstanding (voting as one class) may waive any such default or Event of Default, and its consequences, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Debt Security affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of the Debt Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

         SECTION 5.11. Trustee To Give Notice of Default, but May Withhold in Certain Circumstances. The Trustee shall transmit to the Debt Securityholders of any series, as the names and addresses of such Holders appear on the registry books, notice by mail of all defaults which have occurred with respect to such series, such notice to be transmitted within 90 days after the occurrence thereof, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or interest on any of the Debt Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Debt Securityholders of such series.

         SECTION 5.12 Right of Court To Require Filing of Undertaking To Pay Costs. All parties to this Indenture agree, and each Holder of any Debt Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debt Securityholder or group of Debt Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Debt Securities of such series, or, in the case of any suit relating to or arising under clause (d) of Section 5.01 (if the suit relates to Debt Securities of more than one but less than all series), 10% in aggregate principal amount of Debt Securities outstanding affected thereby, or in the case of any suit relating to or arising under clause (d) (if the suit under clause (d) relates to all the Debt Securities then outstanding), (e), (f), (g) or (h) of Section 5.01, 10% in aggregate principal amount of all Debt Securities Outstanding, or to any suit instituted by any Debt Securityholder for the enforcement of the payment of the principal of or interest on any Debt Security on or after the due date expressed in such Debt Security.

                                 ARTICLE VI

                            Concerning the Trustee

         SECTION 6.01. Duties and Responsibilities of the Trustee; During Default; Prior to Default. With respect to the Holders of any series of Debt Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Debt Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Debt Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

         (a) prior to the occurrence of an Event of Default with respect to the Debt Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

              (i) the duties and obligations of the Trustee with respect to the Debt Securities of any Series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

              (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

         (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

         (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.09 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

         SECTION 6.02.  Certain Rights of the Trustee.  Subject to Section
6.01:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;

         (c) the Trustee may consult with counsel and any advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith in reliance on such advice or opinion of counsel;

         (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Debt Securityholders pursuant to the provisions of this Indenture, unless such Debt Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

         (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

         (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the holders of not less than a majority in aggregate principal amount of the Debt Securities of all series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Issuer upon demand; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

         SECTION 6.03. Trustee Not Responsible for Recitals, Disposition of Debt Securities or Application of Proceeds Thereof. The recitals contained herein and in the Debt Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Debt Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Debt Securities or of the proceeds thereof.

         SECTION 6.04. Trustee and Agents May Hold Debt Securities; Collections, Etc. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Debt Securities with the same rights it would have if it were not the Trustee or such agent and, subject to Sections 6.08 and 6.13, if operative, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

         SECTION 6.05.  Monies Held by Trustee.  Subject to the provisions of
Section 10.04 hereof, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any monies received by it hereunder.

         SECTION 6.06. Compensation and Indemnification of Trustee and Its Prior Claim. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Debt Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debt Securities, and the Debt Securities are hereby subordinated to such senior claim.

         SECTION 6.07. Right of Trustee To Rely on Officers' Certificate, Etc. Subject to Sections 6.01 and 6.02, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

         SECTION 6.08. Qualification of Trustee; Conflicting Interests. (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign in the manner and with the effect specified in this Indenture.

         (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail notice of such failure to the Debt Securityholders at their last addresses as they appear on the Debt Security register.

         (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to Debt Securities of any series if:

              (i) the Trustee is trustee under this Indenture with respect to the outstanding Debt Securities of any other series or is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Issuer are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Debt Securities issued under this Indenture and this Indenture with respect to the Debt Securities of any other series and there shall also be so excluded any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Issuer are outstanding if (x) this Indenture is and, if applicable, this Indenture and any series issued pursuant to this Indenture and such other indenture or indentures are wholly unsecured, and such other indenture or indentures are hereafter qualified under the Trust Indenture Act of 1939, unless the Commission shall have found and declared by order pursuant to Section 305(b) or
         Section 307(c) of such Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture with respect to Debt Securities of such series and one or more other series, or the provisions of this Indenture and the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to Debt Securities of such series and such other series, or under this Indenture or such other indenture or indentures, or (y) the Issuer shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to Debt Securities of such series and such other series, or under this Indenture and such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to Debt Securities of such series and such other series, or under this Indenture and such other indentures;

              (ii) the Trustee or any of its directors or executive officers is an obligor upon the Debt Securities of any series issued under this Indenture or an underwriter for the Issuer;

              (iii) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Issuer or an underwriter for the Issuer;

              (iv) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of the Issuer, or of an underwriter (other than the Trustee itself) for the Issuer who is currently engaged in the business of underwriting, except that (x) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Issuer, but may not be at the same time an executive officer of both the Trustee and the Issuer; (y) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Issuer; and (z) the Trustee may be designated by the Issuer or by any underwriter for the Issuer to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of subsection (c)(i) of this Section, to act as trustee, whether under an indenture or otherwise;

              (v) 10% or more of the voting securities of the Trustee is beneficially owned either by the Issuer or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Issuer or by any director, partner, or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

              (vi) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, (x) 5% or more of the voting securities or 10% or more of any other class of security of the Issuer, not including the Debt Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (y) 10% or more of any class of security of an underwriter for the Issuer;

              (vii) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Issuer;

              (viii) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Issuer; or

              (ix) the Trustee owns on May 15 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under subsections (c)(vi), (vii) or (viii) of this Section. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after May 15 in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Issuer fails to make payment in full of principal of or interest on any of the Debt Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of subsections (c)(vi), (vii) and (viii) of this Section.

         The specification of percentages in subsections (c)(v) to (ix) inclusive of this Section shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of subsections (c)(iii) or (vii) of this Section.

         For the purposes of subsections (c)(vi), (vii), (viii) and (ix) of this Section only:

         (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay monies lent to a person by one or more banks, trust companies, or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness;

         (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and

         (C) the Trustee shall not be deemed to be the owner or holder of
    (x) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (y) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or
    (z) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

         Except as provided above, the word "security" or "securities" as used in this Section shall mean any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit sharing agreement, collateral trust certificate, reorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas or other mineral rights, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

         (d) For purposes of this Section:

              (i) the term "underwriter" when used with reference to the Issuer shall mean every person who, within three years prior to the time as of which the determination is made, has purchased from the Issuer with a view to, or has offered or sold for the Issuer in connection with, the distribution of any security of the Issuer outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission;

              (ii) the term "director" shall mean any director of a corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated;

              (iii) the term "person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof; as used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security;

              (iv) the term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person;

              (v) the term "Issuer" shall mean any obligor upon the Debt Securities; and

              (vi) the term "executive officer" shall mean the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

         (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

              (i) a specified percentage of the voting securities of the Trustee, the Issuer or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person;

              (ii) a specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding;

              (iii) the term "amount", when used in regard to securities, means the principal amount if relating to evidence of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security;

              (iv) the term "outstanding" means issued and not held by or for the account of the issuer; the following securities shall not be deemed outstanding within the meaning of this definition:

                   (A) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                   (B) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                   (C) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                   (D) securities held in escrow if placed in escrow by the
              issuer thereof;

         provided, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof; and

              (v) a security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

         SECTION 6.09. Persons Eligible for Appointment as Trustee. The Trustee for each series of Debt Securities hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia having a combined capital and surplus of at least $50,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10. So long as any Debt Securities are outstanding, there shall at all times be a Trustee hereunder.

         SECTION 6.10. Resignation and Removal; Appointment of Successor Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Debt Securities by giving written notice of resignation to the Issuer and by mailing notice thereof by first-class mail to Holders of the applicable series of Debt Securities at their last addresses as they shall appear on the Debt Security register. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Debt Securityholder who has been a bona fide Holder of a Debt Security or Debt Securities of the applicable series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (b) If at any time any of the following shall occur:

         (i) the Trustee shall fail to comply with the provisions of
    Section 6.08 with respect to any series of Debt Securities after written request therefor by the Issuer or by any Debt Securityholder who has been a bona fide Holder of a Debt Security or Debt Securities of such series for at least six months; or

         (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.09 and shall fail to resign after written request therefor by the Issuer or by any Debt Securityholder; or

         (iii) the Trustee shall become incapable of acting with respect to any series of Debt Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Debt Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the President or the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 5.12, any Debt Securityholder who has been a bona fide Holder of a Debt Security or Debt Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

         (c) The Holders of a majority in aggregate principal amount of the Debt Securities of each series at the time outstanding may at any time remove the Trustee with respect to Debt Securities of such series and appoint a successor trustee with respect to the Debt Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 7.01 of the action in that regard taken by the Debt Securityholders.

         (d) Any resignation or removal of the Trustee with respect to any series of Debt Securities and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

         SECTION 6.11. Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 6.10 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.04, pay over to the successor trustee all monies at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.06.

         If a successor trustee is appointed with respect to the Debt Securities of one or more (but not all) series, the Issuer, the predecessor trustee and each successor trustee with respect to the Debt Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor trustee with respect to the Debt Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

         No successor trustee with respect to any series of Debt Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09.


         Upon acceptance of appointment by any successor trustee as provided in this Section 6.11, the Issuer shall mail notice thereof by first-class mail to the Holders of Debt Securities of any series for which such successor trustee is acting as trustee at their last addresses as they shall appear in the Debt Security register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by
Section 6.10. If the Issuer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Issuer.

         SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Debt Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Debt Securities so authenticated; and, in case at that time any of the Debt Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Debt Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Debt Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor trustee or to authenticate Debt Securities of any series in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         SECTION 6.13.  Preferential Collection of Claims Against the Issuer.
 (a) Subject to the provisions of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Issuer within four months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Debt Securities and the holders of other indenture securities (as defined in this Section):

         (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Issuer and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in subsection (a)(2) of this Section, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Issuer upon the date of such default; and

         (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Issuer and its other creditors in such property or such proceeds.

         Nothing herein contained, however, shall affect the right of the
Trustee:

              (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Issuer) who is liable thereon, (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Issuer in bankruptcy or receivership or in proceedings for organization pursuant to Title 11 of the United States Code or applicable state law;

              (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

              (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in subsection (c) of this Section would occur within four months; or

              (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

         For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

         If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Debt Securityholders and the holders of other indenture securities in such manner that the Trustee, such Debt Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Issuer of the funds and property in such special account and before crediting to the respective claims of the Trustee, such Debt Securityholders and the holders of other indenture securities dividends on claims filed against the Issuer in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to Title 11 of the United States Code or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, such Debt Securityholders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, such Debt Securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

         Any Trustee who has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

         (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such four months' period; and

         (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

         (b) There shall be excluded from the operation of this Section a creditor relationship arising from:

         (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

         (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Debt Securityholders at the time and in the manner provided in this Indenture;

         (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

         (4) an indebtedness created as a result of services rendered or premises rented or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c)(3) below;

         (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Issuer; or

         (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c)(4) of this Section.

         (c) As used in this Section:

         (1) the term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Debt Securities or upon any other

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                                                                          63

    indenture securities when and as such principal or interest becomes due and payable;

         (2) the term "other indenture securities" shall mean securities upon which the Issuer is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of subsection (a) of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in said special account;

         (3) the term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

         (4) the term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Issuer for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Issuer arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

         (5) the term "Issuer" shall mean any obligor upon the Debt Securities.



                                    ARTICLE VII

                         Concerning the Debt Securityholders

         SECTION 7.01.  Evidence of Action Taken by Debt Securityholders.
Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Debt Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Debt Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.01 and 6.02) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

         SECTION 7.02. Proof of Execution of Instruments And of Holding of Debt Securities. Subject to Sections 6.01 and 6.02, the execution of any instrument by a Debt Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Debt Securities shall be proved by the Debt Security register or by a certificate of the registrar thereof.

         SECTION 7.03. Holders To Be Treated as Owners. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the person in whose name any Debt Security shall be registered upon the Debt Security register for such series as the absolute owner of such Debt Security (whether or not such Debt Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Debt Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Debt Security.

         SECTION 7.04.  Debt Securities Owned by Issuer Deemed Not
Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Debt Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Debt Securities which are owned by the Issuer or any other obligor on the Debt Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Debt Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Debt Securities which the Trustee knows are so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debt Securities and that the pledgee is not the Issuer or any other obligor upon the Debt Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Debt Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Debt Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 6.01 and 6.02, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Debt Securities not listed therein are Outstanding for the purpose of any such determination.

         SECTION 7.05. Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Debt Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Debt Security the serial number of which is shown by the evidence to be included among the serial numbers of the Debt Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Debt Security. Except as aforesaid any such action taken by the Holder of any Debt Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Debt Security and of any Debt Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Debt Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Debt Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Debt Securities affected by such action.


                                  ARTICLE VIII

                            Supplemental Indentures

         SECTION 8.01. Supplemental Indentures Without Consent of Debt Securityholders. The Issuer and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

         (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Debt Securities of one or more series any property or assets;

         (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article Nine;

         (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Issuer and the Trustee shall consider to be for the protection of the Holders of Debt Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Debt Securities of such series to waive such an Event of Default;

         (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Issuer may deem necessary or desirable and which shall not adversely affect the interests of the Holders of the Debt Securities;

         (e) to establish the form or terms of Debt Securities of any series as permitted by Sections 2.01 and 2.03, and to provide for the issuance under this Indenture of Debt Securities in coupon form (including Debt Securities registrable as to principal only) and to provide for exchange ability of such Debt Securities with Debt Securities issued hereunder in fully registered form, and to make all appropriate changes for such purpose;

         (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11; and

         (g) to modify the provisions in Article Fourteen of this Indenture with respect to the subordination of Outstanding Debt Securities of any series in a manner not adverse to the Holders thereof.

         The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Debt Securities at the time outstanding, notwithstanding any of the provisions of
Section 8.02.

       SECTION 8.02 Supplemental Indentures with Consent of Debt Securityholders. With the consent (evidenced as provided in Article Seven) of the Holders of not less than a majority in aggregate principal amount of the Debt Securities at the time Outstanding of all series affected by such supplemental indenture (voting as one class), the Issuer and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Debt Securities of such series; provided, that no such supplemental indenture shall (a) extend the final maturity of any Debt Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or reduce the amount of the principal of an Original Issue Discount Debt Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.01 or the amount thereof provable in bankruptcy pursuant to Section 5.02, or impair or affect the right of any Debt Securityholder to institute suit for the payment thereof or, if the Debt Securities provide therefor, any right of repayment at the option of the Debt Securityholder without the consent of the Holder of each Debt Security so affected, (b) reduce the aforesaid percentage of Debt Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Debt Security so affected or (c) modify the provisions in Article Fourteen of this Indenture with respect to the subordination of Outstanding Debt Securities of any series in a manner adverse to the Holders thereof.

         Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors certified by the secretary or an assistant secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Debt Securityholders as aforesaid and other documents, if any, required by Section 7.01, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Debt Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Issuer shall mail a notice thereof by first class mail to the Holders of Debt Securities of each series affected thereby at their addresses as they shall appear on the Debt Security registry books of the Issuer, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 8.03. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Debt Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 8.04. Documents To Be Given to Trustee. The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article 8 complies with the applicable provisions of this Indenture.

         SECTION 8.05. Notation on Debt Securities in Respect of Supplemental Indentures. Notation on Debt Securities in Respect of Supplemental Indentures. Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Issuer or the Trustee shall so determine, new Debt Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Debt Securities of such series then outstanding.


                                   ARTICLE IX

                   Consolidation, Merger, Sale or Conveyance

         SECTION 9.01. Covenant Not To Merge, Consolidate, Sell or Convey Property Except under Certain Conditions. So long as Debt Securities are outstanding, the Issuer shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, unless:

         (a) the corporation formed by such consolidation or into which the Issuer is merged or which purchases or acquires by conveyance or transfer, or which leases, the properties and assets of the Issuer as an entirety or substantially as an entirety, shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

         (b) upon any such consolidation, merger, sale, lease or conveyance, the due and punctual payment of the principal of, premium, if any, and interest on all the Debt Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Issuer, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the corporation formed by such consolidation, or into which the Issuer shall have been merged, or which shall have acquired such property; and

         (c) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing.

         SECTION 9.02. Successor Corporation Substituted. In case of any such consolidation, merger, sale or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein.


         Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Debt Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Issuer, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Debt Securities which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Debt Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Debt Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debt Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debt Securities had been issued at the date of the execution hereof.

         In case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Debt Securities thereafter to be issued as may be appropriate.

         In the event of any such sale or conveyance (other than a conveyance by way of lease) the Issuer or any successor corporation which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Debt Securities and may be liquidated and dissolved.

         SECTION 9.03. Opinion of Counsel to Trustee. The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.


                                   ARTICLE X

                   Satisfaction and Discharge of Indenture;
                                Unclaimed Monies

         SECTION 10.01. Satisfaction and Discharge of Indenture. If at any time (a) the Issuer shall have paid or caused to be paid the principal of and interest on all the Debt Securities of any series outstanding hereunder (other than Debt Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.09) as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Trustee for cancelation all Debt Securities of any series theretofore authenticated (other than any Debt Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.09) or (c) (i) all the Debt Securities of such series not theretofore delivered to the Trustee for cancelation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than monies repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.04) or direct obligations of the United States of America, backed by its full faith and credit, maturing as to principal and interest in such amounts and at such times as will insure the availability of cash sufficient to pay at maturity or upon redemption all Debt Securities of such series (other than any Debt Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.09) not theretofore delivered to the Trustee for cancelation, including principal and interest due or to become due to such date of maturity as the case may be, and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the

Issuer with respect to Debt Securities of such series, then this Indenture shall cease to be of further effect with respect to Debt Securities of such series (except as to (i) rights of registration of transfer and exchange, and the Issuer's right of optional redemption, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Debt Securities, (iii) rights of holders to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the holders to receive mandatory sinking fund payments, if any, (iv) the rights, if any, of holders of Debt Securities to convert or exchange Debt Securities,
(v) the rights, obligations and immunities of the Trustee hereunder and (vi) the rights of the Debt Securityholders of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to such series; provided that the rights of Holders of the Debt Securities to receive amounts in respect of principal of and interest on the Debt Securities held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the Debt Securities are listed. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Debt Securities of such series.

         SECTION 10.02. Application by Trustee of Funds Deposited for Payment of Debt Securities. Subject to Section 10.04, all monies deposited with the Trustee pursuant to Section 10.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Debt Securities of such series for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required by law.

         SECTION 10.03. Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Debt Securities of any series, all monies then held by any paying agent under the provisions of this Indenture with respect to such series of Debt Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such monies.

         SECTION 10.04. Return of Monies Held by Trustee and Paying Agent Unclaimed for Three Years. Any monies deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest on any Debt Security of any series and not applied but remaining unclaimed for three years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee for such series or such paying agent, and the Holder of the Debt Security of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such monies shall thereupon cease.


                                   ARTICLE XI

                            Miscellaneous Provisions

         SECTION 11.01. Incorporators, Stockholders, Officers and Directors of Issuer Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Debt Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Debt Securities by the holders thereof and as part of the consideration for the issue of the Debt Securities.

         SECTION 11.02. Provisions of Indenture for the Sole Benefit of Parties and Debt Securityholders. Nothing in this Indenture or in the Debt Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the Holders of the Debt Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Debt Securities.

         SECTION 11.03. Successors and Assigns of Issuer Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

         SECTION 11.04. Notices and Demands on Issuer, Trustee and Debt Securityholders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Debt Securities to or on the Issuer may be given or served by being sent by registered mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to Financial Security Assurance Holdings Ltd., 350 Park Avenue, New York, New York 10022, Attention: General Counsel. Any notice, direction, request or demand by the Issuer or any Debt Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

         Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Debt Security register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer and Debt Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         SECTION 11.05. Officers' Certificate and Opinions of Counsel; Statements To Be Contained Therein. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

         SECTION 11.06. Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest on or principal of the Debt Securities of any series or the date fixed for redemption or repayment of any such Debt Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

         SECTION 11.07. Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included herein by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

         SECTION 11.08. New York Law To Govern. This Indenture and each Debt Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

         SECTION 11.09. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 11.10. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


                                  ARTICLE XII

                Redemption of Debt Securities and Sinking Funds

         SECTION 12.01. Applicability of Article. The provisions of this Article shall be applicable to the Debt Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified as contemplated by
Section 2.03 for Debt Securities of such series.

         SECTION 12.02. Notice of Redemption; Partial Redemptions. Notice of redemption to the Holders of Debt Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 20 days and not more than 60 days prior to the date fixed for redemption to such Holders of Debt Securities of such series at their last addresses as they shall appear upon the registry books. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Debt Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debt Security of such series.

         The notice of redemption to each such Holder shall specify the principal amount of each Debt Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Debt Securities, that such redemption is pursuant to the mandatory or optional sinking fund, or both, or any other redemption provision as the case may be, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Debt Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debt Security, a new Debt Security or Debt Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

         The notice of redemption of Debt Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

         At least one Business Day prior to the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.04) an amount of monies sufficient to redeem on the redemption date all the Debt Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all the outstanding Debt Securities of a series are to be redeemed, the Issuer will deliver to the Trustee at least 35 days prior to the date fixed for redemption an Officers' Certificate stating the aggregate principal amount of Debt Securities to be redeemed.

         If less than all the Debt Securities of a series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Debt Securities of such series to be redeemed in whole or in part.
Debt Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Debt Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Debt Securities of such series selected for redemption and, in the case of any Debt Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities of any series shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt Security which has been or is to be redeemed.

         SECTION 12.03. Payment of Debt Securities Called for Redemption. If notice of redemption has been given as above provided, the Debt Securities or portions of Debt Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Debt Securities at the redemption price, together with interest accrued to said date) interest on the Debt Securities or portions of Debt Securities so called for redemption shall cease to accrue and, except as provided in Sections 6.05 and 10.04, such Debt Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Debt Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Debt Securities at a place of payment specified in said notice, said Debt Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any semiannual payment of interest becoming due on the date fixed for redemption shall be payable to the Holders of such Debt Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.04 hereof.

         If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Debt Security) borne by the Debt Security.

         Upon presentation of any Debt Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Debt Security or Debt Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Debt Security so presented.

         SECTION 12.04. Exclusion of Certain Debt Securities from Eligibility for Selection for Redemption. Debt Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Issuer and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Issuer or
(b) an entity specifically identified in such written statement directly or indirectly controlling or under direct or indirect common control with the Issuer.

         SECTION 12.05. Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

         In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Debt Securities in cash, the Issuer may at its option (a) deliver to the Trustee Debt Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Debt Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancelation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section,
(c) receive credit for Debt Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series, or (d) receive credit for Debt Securities which have been converted or exchanged. Debt Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Debt Securities.

         On or before the forty-fifth day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee a written statement (which need not contain the statements required by Section 11.05) signed by an authorized officer of the Issuer (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Debt Securities of such series, (b) stating that none of the Debt Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date.

         With respect to any sinking fund payment date, any Debt Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancelation pursuant to Section 2.10 to the Trustee on or prior to the thirty-fifth day preceding such sinking fund payment date (or reasonably promptly thereafter if acceptable to the Trustee). Failure of the Issuer, on or before any such thirty-fifth day, to deliver any such Debt Securities shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer, and the Issuer shall become unconditionally obligated, to pay in cash on the next succeeding sinking fund payment date that portion of the mandatory sinking fund payment due on such date that would have been satisfied by the delivery of such Debt Securities.

         Such written statement shall, except as provided in the next preceding paragraph, be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments therein referred to, if any, on the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such forty-fifth day, to deliver such written statement shall not constitute a default but shall constitute, in and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit

Debt Securities of such series in respect thereof and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

         If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Issuer shall so request) with respect to the Debt Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Debt Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $50,000 is available. The Trustee shall select, in the manner provided in Section 12.02, for redemption on such sinking fund payment date a sufficient principal amount of Debt Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Debt Securities of such series (or portions thereof) so selected. Debt Securities of any series which are
(a) owned by the Issuer or an entity known by the Trustee to be directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, as shown by the Debt Security register, and not known to the Trustee to have been pledged or hypothecated by the Issuer or any such entity or (b) identified in an Officers' Certificate at least 30 days prior to the sinking fund payment date as being beneficially owned by, and not pledged or hypothecated by, the Issuer or an entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer shall be excluded from Debt Securities of such series eligible for selection for redemption. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing) shall cause notice of redemption of the Debt Securities of such series to be given in substantially the manner provided in Section 12.02 (and with the effect provided in Section 12.03) for the redemption of Debt Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Debt Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this

Section. Any and all sinking fund monies held on the stated maturity date of the Debt Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Debt Securities of such series shall be applied, together with other monies, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Debt Securities of such series at maturity.

         On each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to such sinking fund payment date on Debt Securities to be redeemed on such sinking fund payment date.

         The Trustee shall not redeem or cause to be redeemed any Debt Securities of a series with sinking fund monies or mail any notice of redemption of Debt Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Debt Securities or of any Event of Default except that, where the mailing of notice of redemption of any Debt Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Debt Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any monies in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any monies thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Debt Securities. In case such Event of Default shall have been waived as provided in Section 5.10 or the default cured on or before the forty-fifth day preceding the sinking fund payment date in any year, such monies shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Debt Securities.


                                  ARTICLE XIII

                       Defeasance and Covenant Defeasance

         SECTION 13.01. Applicability of Article; Issuer's Option To Effect Defeasance or Covenant Defeasance. If pursuant to Section 2.03 provision is made for either or both of (a) defeasance of the Securities of a series under
Section 13.02 or (b) covenant defeasance of the Securities of a series under Section 13.03, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Thirteen, shall be applicable to the Securities of such series, and the Issuer may at its option elect at any time, with respect to the Debt Securities of such series, to have either Section 13.02 (if applicable) or
Section 13.03 (if applicable) be applied to the outstanding Debt Securities of such series upon compliance with the conditions set forth below in this Article Thirteen.

         SECTION 13.02. Defeasance and Discharge. Upon the Issuer's exercise of the above option applicable to this Section, the Issuer shall be deemed to have been discharged from its obligations with respect to the Outstanding Debt Securities of such series on and after the date the conditions precedent set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Debt Securities of such series and to have satisfied all its other obligations under such Debt Securities and this Indenture insofar as such Debt Securities are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Outstanding Debt Securities of such series to receive, solely from the trust fund described in Section 13.04 as more fully set forth in such section, payments of the principal of (and premium, if any) and interest on such Debt Securities when such payments are due, (b) the Issuer's obligations with respect to such Debt Securities under Sections 2.08, 2.09, 2.11, 3.02, 3.04 and 6.05 and such obligations as shall be ancillary thereto, (c) the rights, powers, trusts, duties, immunities and other provisions in respect of the Trustee hereunder,
(d) the Issuer's obligations with respect to a conversion or exchange of Debt Securities and (e) this Article Thirteen. Subject to compliance with this Article Thirteen, the Issuer may exercise its option under this Section 13.02 notwithstanding the prior exercise of its option under Section 13.03 with respect to the Debt Securities of such series.

         SECTION 13.03. Covenant Defeasance. Upon the Issuer's exercise of the above option applicable to this Section, the Issuer shall be released from its obligations under Section 3.06 (hereinafter, "covenant defeasance").
 For this purpose, such covenant defeasance means that, with respect to the Outstanding Debt Securities of such series, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Debt Securities shall be unaffected thereby.

         SECTION 13.04. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions precedent to the application of either Section
13.02 or Section 13.03 to the Outstanding Debt Securities of such series:

         (a) the Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of such Debt Securities,
    (i) monies in an amount, or (ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, monies in an amount, or (iii) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of and interest on the outstanding Debt Securities of such series on the maturity of such principal or interest. Before such a deposit the Issuer may make arrangements satisfactory to the Trustee for the redemption of Debt Securities at a future date or dates in accordance with Article Twelve, which shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (A) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or
    (B) obligations of any Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          (b) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Debt Securities of such series shall have occurred and be continuing (i) on the date of such deposit or (ii) insofar as Subsections 5.01(g) and 5.01(h) are concerned, at any time during the period ending on the 121st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period applicable to the Issuer in respect of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

         (c) At the time of such deposit: (A) no default in the payment of principal of (or premium, if any) or interest on any Senior Debt shall have occurred and be continuing or (B) no other Event of Default with respect to any Senior Debt shall have occurred and be continuing and shall have resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or, in the case of either clause (A) or clause (B) above, each such default or Event of Default shall have been cured or waived or shall have ceased to exist.

         (d) Such defeasance or covenant defeasance shall not (i) cause the Trustee for the Debt Securities to have a conflicting interest as defined in Section 6.08 or for purposes of the Trust Indenture Act with respect to any securities of the Issuer or (ii) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended.

         (e) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer is a party or by which it is bound.

         (f) In the case of an election under Section 13.02, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Issuer has received from the United States Internal Revenue Service (the "IRS") a private letter ruling, (ii) there has been published by the IRS a general revenue ruling, or (iii) since the date of this Indenture there has been a change in the applicable Federal income tax law or the interpretation thereof, in each case to the effect that, and based thereon such opinion shall confirm that, the holders of the Outstanding Debt Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same time as would have been the case if such defeasance had not occurred.

         (g) In the case of an election under Section 13.03 or Section 13.04, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Debt Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

         (h) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed by the Issuer in connection therewith pursuant to Section 2.01.

         (i) The Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 13.02 or the covenant defeasance under Section 13.03 (as the case may be) have been complied with.

         SECTION 13.05.  Deposited Monies and U.S.  Government Obligations To
Be Held in Trust; Other Miscellaneous Provisions.  Subject to the provisions of
Section 10.04, all monies and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee - collectively, for purposes of this Section 13.05, the "Trustee") pursuant to
Section 13.04 in respect of the Outstanding Debt Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Debt Securities and this Indenture, to the payment, either directly or through any paying agent (but not including the Issuer acting as its own paying agent) as the Trustee may determine, to the Holders of such Debt Securities, of all sums due and to become due thereon in respect of principal and interest, but such monies need not be segregated from other funds except to the extent required by law.

         The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the monies or U.S. Government Obligations deposited pursuant to Section 13.04 or the principal and interest received in respect thereof.

         Anything herein to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon the written request of the Issuer any monies or U.S. Government Obligations held by it as provided in
Section 13.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

         SECTION 13.06. Reinstatement. If the Trustee or the paying agent is unable to apply any monies in accordance with Section 13.05 by reason of any order or judgment or any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuer's obligations under the Debt Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen until such time as the Trustee or paying agent is permitted to apply all such monies in accordance with
Section 13.05; provided that, if
the Issuer makes any payment of principal of any such Debt Security following the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Debt Securities to receive such payment from the monies held by the Trustee or the paying agent.


                                  ARTICLE XIV

                        Subordination of Debt Securities

         SECTION 14.01. Securities Subordinate to Senior Debt. The Issuer covenants and agrees, and each Holder of Debt Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the payment of the principal of (and premium, if any) and interest on each and all of the Debt Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all amounts then due and payable in respect of all Senior Debt.

         SECTION 14.02. Payment Over of Proceeds upon Dissolution, etc. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, arrangement, reorganization, debt restructuring or other similar case or proceeding in connection with any insolvency or bankruptcy proceeding, relative to the Issuer or to its assets, or (b) any liquidation, dissolution or other winding up of the Issuer, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Issuer, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Proceeding") the holders of Senior Debt shall be entitled to receive payment in full of principal of (and premium, if any) and interest, if any, on such Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Debt Securities are entitled to receive or retain any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Issuer (including any series of the Debt Securities) subordinated to the payment of the Debt Securities, such payment or distribution being hereinafter referred to as a "Junior Subordinated

Payment"), on account of principal of (or premium, if any) or interest on the Debt Securities or on account of the purchase or other acquisition of Debt Securities by the Issuer or any Subsidiary and to that end the holders of Senior Debt shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind of character, whether in cash, property or securities, including any Junior Subordinated Payment, which may be payable or deliverable in respect of the Debt Securities in any such Proceeding.

         In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Debt Security shall have received any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, including any Junior Subordinated Payment, before all Senior Debt is paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Issuer for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

         For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include shares of stock of the Issuer as reorganized or readjusted, or securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment which securities are subordinated in right of payment to all then outstanding Senior Debt to substantially the same extent as the Debt Securities are so subordinated as provided in this Article. The consolidation of the Issuer with, or the merger of the Issuer into, another Person or the liquidation or dissolution of the Issuer following the sale of all or substantially all of its properties and assets as any entirety to another Person or the liquidation or dissolution of the Issuer following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article Nine shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Issuer is merged or the Person which acquires by sale such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, or sale comply with the conditions set forth in Article Nine.

         SECTION 14.03. Prior Payment to Senior Debt upon Acceleration of Debt Securities. In the event that any Debt Securities are declared due and payable before their stated maturity, then and in such event the holders of the Senior Debt outstanding at the time such Debt Securities so become due and payable shall be entitled to receive payment in full of all amounts due on or in respect of such Senior Debt (including any amounts due upon acceleration), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Debt Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, properties or securities (including any Junior Subordinated Payment) by the Issuer on account of the principal of (or premium, if any) or interest on the Debt Securities or on account of the purchase or other acquisition of Debt Securities by the Issuer or any Subsidiary; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with Article XII by delivering and crediting pursuant to Section 12.05 Debt Securities which have been acquired (upon redemption or otherwise) prior to such declaration of acceleration.

         In the event that, notwithstanding the foregoing, the Issuer shall make any payment to the Trustee or the Holder of any Debt Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Issuer.

         The provisions of this Section shall not apply to any payment with respect to which Section 14.02 would be applicable.

         SECTION 14.04. No Payment When Senior Debt in Default. (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Debt, or in the event that any event of default with respect to any Senior Debt shall have occurred and be continuing and shall have resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment or such event or default, then no payment or distribution of any kind or character, whether in cash, properties or securities (including any Junior Subordinated Payment) shall be made by the Issuer on account of principal of (or premium, if any) or interest, if any, on the Debt Securities or on account of the purchase or other acquisition of Debt Securities by the Issuer or any Subsidiary; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with
Article XII by delivering and crediting pursuant to Section 12.02 Debt Securities which have been acquired (upon redemption or otherwise) prior to such default in payment or event of default.

         In the event that, notwithstanding the foregoing, the Issuer shall make any payment to the Trustee or the Holder of any Debt Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Issuer.

         The provisions of this Section shall not apply to any payment with respect to which Section 14.02 would be applicable.

         SECTION 14.05. Payment Permitted If No Default. Nothing contained in this Article or elsewhere in this Indenture or in any of the Debt Securities shall prevent (a) the Issuer, at any time except during the pendency of any Proceeding referred to in Section 14.02 or under the conditions described in Sections 14.03 and 14.04, from making payments at any time of principal of (and premium, if any) or interest on the Debt Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Debt Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

         SECTION 14.06. Subrogation to Rights of Holders of Senior Debt. Subject to the payment in full of all Senior Debt, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, the Holders of the Debt Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Issuer which by its express terms is subordinated to Senior Debt of the Issuer to substantially the same extent as the Debt Securities are subordinated to the Senior Debt and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Debt) to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of (and premium, if any) and interest on the Debt Securities shall be paid in full. For purposes of such subrogation or assignment, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Debt Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Debt Securities or the Trustee, shall, as among the Issuer, its creditors other than holders of Senior Debt, and the Holders of the Debt Securities, be deemed to be a payment or distribution by the Issuer to or on account of the Senior Debt.

         SECTION 14.07. Provisions Solely To Define Relative Rights. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Debt Securities on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Debt Securities is intended to or shall (a) impair, as between the Issuer and the Holders of the Debt Securities, the obligations of the Issuer, which are absolute and unconditional, to pay to the Holders of the Debt Securities the principal of (and premium, if any) and interest on the Debt Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Issuer of the Holders of the Debt Securities and creditors of the Issuer other than their rights in relation to the holders of Senior

Debt; or (c) prevent the Trustee or the Holder of any Debt Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including, without limitation, filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

         SECTION 14.08. Trustee To Effectuate Subordination. Each Holder of a Debt Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

         SECTION 14.09. No Waiver of Subordination Provisions. No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

         SECTION 14.10. Notice to Trustee. The Issuer shall give prompt written notice to the Trustee of any fact known to the Issuer which would prohibit the making of any payment to or by the Trustee in respect of the Debt Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Debt Securities, unless and until the Trustee shall have received written notice thereof from the Issuer or a holder of Senior Debt or from any trustee, agent or representative therefor (whether or not the facts contained in such notice are true); provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any monies may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Debt Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

         SECTION 14.11. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Issuer referred to in this Article, the Trustee, subject to the provisions of
Article VI, and the Holders of the Debt Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Debt Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

         SECTION 14.12. Trustee Not Fiduciary for Holders of Senior Debt Trustee Not Fiduciary for Holders of Senior Debt. The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Debt Securities or to the Issuer or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

         SECTION 14.13. Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         SECTION 14.14. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Issuer and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

         SECTION 14.15. Defeasance of this Article XIV. The subordination of the Debt Securities provided by this Article XIV is expressly made subject to the provisions for defeasance or covenant defeasance in Article XIII and, anything herein to the contrary notwithstanding, upon the effectiveness of any such defeasance or covenant defeasance, the Debt Securities then outstanding shall thereupon cease to be subordinated pursuant to this Article.

         SECTION 14.16. Certain Conversions or Exchanges Deemed Payment. For the purposes of this Article only, (a) the issuance and delivery of junior securities upon conversion or exchange of Debt Securities shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on securities or on account of the purchase or other acquisition of Debt Securities, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion or exchange of a Debt Security shall be deemed to constitute payment on account of the principal of such security. For the purposes of this Section, the term "junior securities" means (i) shares of any stock of any class of the Issuer and
(ii) securities of the Issuer which are subordinated in right of payment to all Senior Debt which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Debt Securities are so subordinated as provided in this Article.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed
and attested, all as of           .


                                                FINANCIAL SECURITY ASSURANCE
                                                HOLDINGS LTD.,

                                                  by
                                                    ---------------------------
                                                         Authorized Officer

[CORPORATE SEAL]

Attest:

By
  -----------------------
       Secretary


                                                [TRUSTEE],

                                                  by
                                                    ---------------------------

[CORPORATE SEAL]

Attest:

By
  -----------------------

STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NEW YORK )


         On this     day of      , before me personally came [ ], to me
personally known, who, being by me duly sworn, did depose and say that he resides at [ ]; that he is a [ ] of Financial Security Assurance Holdings Ltd., one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.





[NOTARIAL SEAL]

                                                -------------------------------
                                                          Notary Public

                                                                        Exhibit
                                                                       (Form 1)


                             [FORM OF FACE OF NOTE]


No.                                                                   $


                   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                                   % NOTE DUE

         FINANCIAL SECURITY ASSURANCE HOLDINGS LTD., a New York corporation
(the "Issuer"), for value received, hereby promises to pay to              or
registered assigns, at the office or agency of the Issuer in the Borough of
Manhattan, The City of New York, the principal sum of          Dollars on
                ,    , in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and
private debts, and to pay interest, semiannually on                   and
                  of each year, commencing                ,     , on said
principal sum at said office or agency, in like coin or currency, at the rate
per annum specified in the title of this Note, from the                 or the
                , as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest
has been paid on these Notes, in which case from                         ,
                 , until payment of said principal sum has been made or duly provided for; provided that payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the security register. Notwithstanding the foregoing,
if the date hereof is after the     day of                   or
                , as the case may be, and before the following                or
               this Note shall bear interest from such               or
               ; provided that if the Issuer shall default in the payment of
interest due on such               or              , then this Note shall bear
interest from the next preceding           or            , to which interest has
been paid or, if no interest has been paid on these Notes, from                .
The interest so payable on any or , will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the
                  or            , as the case may be, next preceding
                     such or             .

         Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

         IN WITNESS WHEREOF, Financial Security Assurance Holdings Ltd. has caused this instrument to be signed by


                  [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the Debentures of the series designated herein referred to in the within-mentioned Indenture.

                                                [TRUSTEE]                  , as
                                                Trustee,

                                                  by
                                                    ---------------------------
                                                        Authorized Officer

                              [FORM OF REVERSE OF NOTE]

                      FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                                        % NOTE DUE


         This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the "Debentures") of the series hereinafter specified, all issued or to be issued
under and pursuant to an indenture dated as of             ,      (herein called
the "Indenture"), duly executed and delivered by the Issuer to              ,
Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Debentures. The Debentures may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided.  This Note is one of a
series designated as the    % Notes Due      of the Issuer, limited in aggregate
principal amount to $     .

         In case an Event of Default with respect to the    % Notes Due       ,
as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The indebtedness evidenced by this Note is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of Senior Debt as defined in the Indenture and this
Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee in his behalf to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact solely for such purpose.

         The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of more than 50% in aggregate principal amount of the Debentures at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one

                                                                               2
class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Debentures of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Debenture, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Debenture so affected, (ii) reduce the aforesaid percentage of Debentures, the Holders of which are required to consent to any such supplemental indenture or (iii) modify any provision relating to the subordination of Outstanding Debt Securities of any series in a manner adverse to the Holders thereof, without the consent of the Holder of each Debenture affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Debentures of any series, prior to any declaration accelerating the maturity of such Debentures, the Holders of a majority in aggregate principal amount Outstanding of the Debentures of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Debentures) may on behalf of the Holders of all the Debentures of such series (or all or certain series of the Debentures, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Debentures. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

         The Notes are issuable in registered form without coupons in
             denominations of $           and any multiple of $
at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

         The Notes may be redeemed at the option of the Issuer as a whole, or
from time to time in part, on any date after                    and prior to
maturity, upon mailing a notice of such redemption not less than 30 nor more than 45 days prior to the date fixed for redemption to the Holders of Notes at their last registered addresses, all as further provided in the Indenture, at the following redemption prices (expressed in percentages of the principal amount) together in each case with accrued interest to the date fixed for redemption:

         If redeemed during the twelve-month period beginning


          Year           Percentage             Year           Percentage
          ----           ----------             ----           ----------




         Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

         Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                                                                         Exhibit
                                                                        (Form 2)

                             [FORM OF FACE OF DEBENTURE]


No.                                                                  $



                      FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                                     % DEBENTURE DUE

         Financial Security Assurance Holdings Ltd., a New York corporation
(the "Issuer"), for value received, hereby promises to pay to or registered assigns, at the office or agency of the Issuer in the Borough of Manhattan, the City of New York, the principal sum of
Dollars on                 ,     , in such coin or currency of the United States
of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on
and                 of each year, commencing               ,     , on said
principal sum at said office or agency, in like coin or currency, at the rate
per annum specified in the title of this Debenture, from the              or the
          , as the case may be, next preceding the date of this Debenture to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Debenture, or unless no
interest has been paid on these Debentures, in which case from               ,
until payment of said principal sum has been made or duly provided for; provided that payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the security register. Notwithstanding the foregoing, if the date hereof is
after the     day of                 or              , as the case may be, and
before the following               or                , this Debenture shall bear
interest from such                 or                ; provided that if the
Issuer shall default in the payment of interest due on such                   or
                 , then this Debenture shall bear interest from the next
preceding                   or               , to which interest has been paid
or, if no interest has been paid on these Debentures, from                  .
The interest so payable on any            or                   will, subject to
certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Debenture is registered at the close of
business on the                   or             , as the case may be, next
preceding such              or            .

         Reference is made to the further provisions of this Debenture set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.


         IN WITNESS WHEREOF, Financial Security Assurance Holdings Ltd. has caused this instrument to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.


Dated:

                                                    FINANCIAL SECURITY ASSURANCE
                                                    HOLDINGS LTD.,

                                                     by
                                                       -------------------------

                                                     by
                                                       -------------------------



                  [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This one of the Debentures of the series designated therein referred to in the within-mentioned Indenture.


                                                                   , as Trustee

                                                     by
                                                        -----------------------
                                                           Authorized Officer

                            [FORM OF REVERSE OF DEBENTURE]

                      FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                                     % DEBENTURE DUE

         This Debenture is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the issuer (hereinafter called the "Debentures") of the series hereinafter specified, all issued or to be issued
under and pursuant to a indenture dated           (herein called the
"Indenture"), duly executed and delivered by the Issuer to            , Trustee
(herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Debentures. The Debentures may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any) may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Debenture is one of a series designated as the % Debentures Due of the Issuer, limited in
aggregate principal amount to $         .

         In case an Event of Default with respect to the      % Debentures Due,
as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The indebtedness evidenced by this Debenture is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of Senior Debt as defined in the Indenture and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Debenture, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee in his behalf to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact solely for such purpose.

         The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of more than 50% in aggregate principal amount of the Debentures at the time Outstanding (as defined in the

Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Debentures of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Debenture, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of any interest thereon, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Debenture so affected, (ii) reduce the aforesaid percentage of Debentures, the Holders of which are required to consent to any such supplemental indenture or (iii) modify any provision relating to the subordination of Outstanding Debt Securities of any series in a manner adverse to the Holders thereof , without the consent of the Holder of each Debenture affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Debentures of any series, prior to any declaration accelerating the maturity of such Debentures, the Holders of a majority in aggregate principal amount Outstanding of the Debentures of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Debentures) may on behalf of the Holders of all the Debentures of such series (or all or certain series of the Debentures, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Debentures. Any such consent or waiver by the Holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Debenture and any Debentures which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debentures.

         No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Debenture in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

         The Debentures are issuable in registered form without coupons in
denominations of $       and any multiple of $      at the office or agency of
the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Debentures may be exchanged for a like aggregate principal amount of Debentures of other authorized denominations.

         The Debentures may be redeemed at the option of the Issuer, as a
whole, or from time to time in part, on any date after             and prior to
maturity, upon mailing a notice of such redemption not less than 30 nor more than 45 days prior to the date fixed for redemption to the Holders of Debentures at their last registered addresses, all as further provided in the Indenture, at the following optional redemption prices (expressed in percentages of the principal amount) together in each case with accrued interest to the date fixed for redemption:

         If redeemed during the twelve-month period beginning ,


            Year             Percentage           Year          Percentage











[provided, however, that no such optional redemption may be effected prior to directly or indirectly from or in anticipation of monies borrowed by or for the account of the Issuer at an interest cost (calculated in
accordance with generally accepted financial practice) of less than     % per
annum.]

         [The Debentures are also subject to redemption, through the operations
of the sinking fund as herein provided on          and on each
thereafter to and including           on notice as set forth above and at 100%
of the principal amount thereof (the sinking fund redemption price), together with accrued interest to the date fixed for redemption.

         As and for a sinking fund for the retirement of the Debentures and so long as any of the Debentures remain outstanding and unpaid, the Issuer will pay to the Trustee in cash (subject to the right to deliver certain Debentures in credit therefor as in the Indenture provided), on or
before                    and on or before                 in each year
thereafter to and including an amount sufficient to redeem $ principal amount of the Debentures (or such lesser amount equal to the principal amount then Outstanding) at the sinking fund redemption price.

         At its option the Issuer may pay into the sinking fund for the retirement of Debentures, in cash except as provided in the Indenture, on or
before          and on or before            in each year thereafter to and
including                , an amount sufficient to redeem an additional
principal amount of Debentures up to but not to exceed $                 at the
sinking fund redemption price. To the extent that the right to such optional sinking fund payment is not exercised in any year, it shall not be cumulative or carried forward to any subsequent year.]

         Upon due presentment for registration of transfer of this Debenture at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, a new Debenture or Debentures of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

         Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                                                                         Exhibit
                                                                        (Form 3)


                                  [FORM OF FACE OF]


No.                                                                  $



                      FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                                        % [ ] DUE


         Financial Security Assurance Holdings Ltd., a New York corporation
(the "Issuer"), for value received, hereby promises to pay to             or
registered assigns, at the office or agency of the Issuer in the Borough of
Manhattan, the City of New York, the principal sum of              Dollars on
                 , in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and
private debts, and to pay interest, semiannually on             and
in each year, commencing                  ,                , on said principal
sum at said office or agency, in like coin or currency, at the rate per annum
specified in the title of this [            ], from the            or the
          , as the case may be, next preceding the date of this [           ] to
which interest has been paid, unless the date hereof is a date to which interest
has been paid, in which case from the date of this [           ], or unless no
interest has been paid on these [           ]s, in which case from            ,
until payment of said principal sum has been made or duly provided for; provided, that payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the security register. Notwithstanding the foregoing, if the date
hereof is after the             day of             or            , as the case
may be, and before the following             or            , this [           ]
shall bear interest from such or; provided, that if the Issuer shall default in
the payment of interest due on such             or            , then this
[           ] shall bear interest from the next preceding             or
           , to which interest has been paid            or            , if no
interest has been paid on these [           ]s, from            .  The interest
so payable on any             or             will, subject to certain exceptions
provided in the Indenture referred to on the reverse hereof, be paid to the
person in whose name this [           ] is registered at the close of business
on             or            , as the case may be, next preceding such
            or            .

         Reference is made to the further provisions of this [           ] set
forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This [           ] shall not be valid or become obligatory for any
purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.


         IN WITNESS WHEREOF, Financial Security Assurance Holdings Ltd. has caused this instrument to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated:                     ,

                                                    FINANCIAL SECURITY ASSURANCE
                                                    HOLDINGS LTD.

                                                      By
                                                        ------------------------

                                                      By
                                                        ------------------------




                  [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


         This is one of the Debentures of the series designated therein referred to in the within-mentioned Indenture.

                                                                   , as Trustee

                                                     By
                                                        ------------------------
                                                           Authorized Officer

                           [FORM OF REVERSE OF            ]


         FOR PURPOSES OF SECTION 1232 OF THE UNITED STATES INTERNAL REVENUE
CODE OF 1986, AS AMENDED, THE ISSUE PRICE OF THIS [           ] IS     % OF ITS
PRINCIPAL AMOUNT AND THE ISSUE DATE IS             ,      .


                      FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                                         % [ ] DUE

         This [           ] is one of a duly authorized issue of debentures,
notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the "Debentures") of the series hereinafter specified, all issued or to
be issued under and pursuant to an indenture dated as of             (herein
called the "Indenture"), duly executed and delivered by the Issuer to
                      , Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Debentures. The Debentures may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the
Indenture provided.  This [           ] is one of a series designated as the
           % [           ] Due             of the Issuer, limited in aggregate
principal amount to $           .

         In case an Event of Default with respect to [           ], as defined
in the Indenture, shall have occurred and be continuing, (i) that portion of the
principal equal to the initial public offering price of this [           ] plus
accrued amortization of the original issue discount calculated using the "interest" method (computed in accordance with generally accepted accounting
principles in effect on the date of the Indenture) from            ,     to the
date of acceleration and (ii) any accrued interest to the date of acceleration may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The indebtedness evidenced by this             is, to the extent and
in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of Senior Debt as defined in the Indenture
and this            is issued subject to the provisions of the Indenture with
respect thereto.  Each Holder of this             , by accepting the same,
agrees to and shall be bound by such provisions and authorizes the Trustee in his behalf to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact solely for such purpose.

         The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of more than 50% in aggregate principal amount of the Debentures at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Debentures of each such series to be affected; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Debenture, or reduce the rate or extend the time of payment of any interest thereon, or reduce the principal amount thereof, or reduce the amount of the principal of an Original Issue Discount Debenture that would be due and payable upon acceleration of the maturity thereof or the amount provable in bankruptcy or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Debenture so affected, (ii) reduce the aforesaid percentage of Debentures, the Holders of which are required to consent to any such supplemental indenture or (iii) modify any provision relating to the subordination of Outstanding Debt Securities of any series in a manner adverse to the Holders thereof, without the consent of the Holder of each Debenture affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Debentures of any series, prior to any declaration accelerating the maturity of such
Debentures, the Holders of a majority in aggregate principal amount
Outstanding of the Debentures of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Debentures) may on behalf of the Holders of all the Debentures of such series (or all or certain series of the Debentures, as the case may be) waive any such past default or Event of Default. The preceding sentence shall not, however, apply to a default in the payment of the principal of, or interest, if any, on any of the Debentures.  Any such
consent or waiver by the Holder of this [           ] (unless revoked as
provided in the Indenture) shall be conclusive and binding upon such Holder and
upon all future Holders and owners of this [ ] and any [           ]s which may
be issued in exchange or substitution herefor, irrespective of whether or not
any notation thereof is made upon this [           ] or such other
[           ]s.

         No reference herein to the Indenture and no provision of this
[           ] or of the Indenture shall alter or impair the obligation of the
Issuer, which is absolute and unconditional, to pay the principal of and
interest on this [           ] in the manner, at the respective times, at the
rate and in the coin or currency herein prescribed.

         The [           ]s are issuable in registered form without coupons
in denominations of $            and any multiple of $            at the
office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the
Indenture, but without the payment of any service charge, [           ]s may
be exchanged for a like aggregate principal amount of [           ]s of other
authorized denominations.

         The [           ] may be redeemed at the option of the Issuer, as a
whole, or from time to time in part, on any date prior to maturity, upon mailing of notice of such redemption not less than 30 nor more than 45 days prior to the
date fixed for redemption to the Holders of [           ]s at their last
registered addresses, all as further provided in the Indenture, at the redemption price of 100% of the principal amount thereof together with accrued interest to the date fixed for redemption.

         Upon due presentment for registration of transfer of this
[           ] at the office or agency of the Issuer in the Borough of Manhattan,
The City of New York, a new [           ] or [           ]s of authorized
denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of
this [           ](whether or not this [           ] shall be overdue and
notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any
[           ], or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

         Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                                                                         Exhibit
                                                                        (Form 4)

                        [FORM OF FACE OF ZERO COUPON SECURITY]


No.                                                                   $



                      FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                                   ZERO COUPON [ ]

         Financial Security Assurance Holdings Ltd., a New York corporation
(the "Issuer"), for value received, hereby promises to pay to             or
registered assigns, at the office or agency of the Issuer in the Borough of
Manhattan, The City of New York, the principal sum of             Dollars on
           ,            , in such coin or currency of the United States of
America as at the time of payment shall be legal tender for the payment of
public and private debts.  The principal of this [           ] shall not bear
interest, except in the case of default in payment of principal upon acceleration, redemption or maturity, and in such case the amount in default
shall bear interest at the rate of     % per annum (to the extent enforceable
under applicable law) from the date of default in payment to the date such payment has been made or duly provided for, at said office or agency and in like coin or currency.

         Reference is made to the further provisions of this [           ] set
forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This [           ] shall not be valid or become obligatory for any
purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

         IN WITNESS WHEREOF, Financial Security Assurance Holdings Ltd. has caused this instrument to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated:                    ,

                                                    FINANCIAL SECURITY ASSURANCE
                                                    HOLDINGS LTD.

                                                      By
                                                        ------------------------
                                                      By
                                                        ------------------------





                  [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]



         This is one of the Debentures of the series designated therein referred to in the within-mentioned Indenture.

                                                                   , as Trustee

                                                      By
                                                        ------------------------
                                                        Authorized Officer

                           [FORM OF REVERSE OF            ]

         FOR THE PURPOSES OF SECTION 1232 OF THE UNITED STATES INTERNAL REVENUE
CODE OF 1986, AS AMENDED, THE ISSUE PRICE OF THIS [           ] IS            %
OF ITS PRINCIPAL AMOUNT AND THE ISSUE DATE IS            ,            .



                      FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                                 ZERO COUPON [ ] DUE

         This [           ] is one of a duly authorized issue of debentures,
notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the "Debentures") of the series hereinafter specified, all issued or to
be issued under and pursuant to an indenture dated as of             (herein
called the "Indenture"), duly executed and delivered by the Issuer to
           , Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Debentures. The Debentures may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This
[           ] is one of a series designated as the Zero Coupon [           ] Due
            of the Issuer, limited in aggregate principal amount to
$           .

         In case an Event of Default with respect to the Zero Coupon
[           ], as defined in the Indenture, shall have occurred and be continuing, (i) that portion of the principal equal to the initial public
offering price of this [           ] plus accrued amortization of the original
issue discount calculated using the "interest" method (computed in accordance with generally accepted accounting principles in effect on the date of the
Indenture) from            ,             to the date of acceleration may be
declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The indebtedness evidenced by this Zero Coupon            is, to the
extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of Senior Debt as defined in the
Indenture and this Zero Coupon             is issued subject to the provisions
of the Indenture with respect thereto.  Each Holder of this Zero Coupon
            , by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee in his behalf to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact solely for such purpose.

         The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of more than 50% in aggregate principal amount of the Debentures at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Debentures of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Debenture, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, or reduce the amount of the principal of an Original Issue Discount Debenture that would be due and payable upon acceleration or provable in bankruptcy or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Debenture so affected, (ii) reduce the aforesaid percentage of Debentures, the Holders of which are required to consent to any such supplemental indenture or
(iii) modify any provision relating to the subordination of Outstanding Debt Securities of any series in a manner adverse to the Holders thereof, without the consent of the Holder of each Debenture affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Debentures of any series, prior to any declaration accelerating the maturity of the Debentures of any series, the Holders of a majority in aggregate principal amount Outstanding of the Debentures of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Debentures) may on behalf of the Holders of all the Debentures of such series (or all or certain series of the Debentures, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of, or interest, if any, on any of the Debentures. Any such consent or waiver by the
Holder of this [           ] (unless revoked as provided in the Indenture) shall
be conclusive and binding upon such Holder and upon all future Holders and
owners of this [           ] and any [           ] which may be issued in
exchange or substitution herefor, irrespective of whether or not any notation
thereof is made upon this [           ] or such other [           ].

         No reference herein to the Indenture and no provision of this
[           ] or of the Indenture shall alter or impair the obligation of the
Issuer, which is
absolute and unconditional, to pay the principal of and interest, if any, on
this [           ] in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

         The [           ] are issuable in registered form without coupons in
denominations of $            or any multiple of $            at the office or
agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture, but without
the payment of any service charge, [           ] may be exchanged for a like
aggregate principal amount of [           ] of other authorized denominations.

         The [           ] may be redeemed at the option of the Issuer, as a
whole, or from time to time in part, on any date prior to maturity, upon mailing
a notice of such redemption to the holders of [           ] at their last
registered addresses, all as further provided in the Indenture, at the redemption price of 100% of the principal amount thereof.

         Upon due presentment for registration of transfer of this
[           ] at the office or agency of the Issuer in the Borough of Manhattan,
The City of New York, a new [           ] or [           ] of authorized
denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of
this [           ](whether or not this [           ] shall be overdue and
notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof, or on account hereof, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any
[           ], or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

         Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                                                                         Exhibit
                                                                        (Form 5)




                          [FORM OF FACE OF EXTENDIBLE NOTE]


No.                                                                     $


                      FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                                   - YEAR EXTENDIBLE NOTE

         Financial Security Assurance Holdings Ltd., a New York corporation
(the "Issuer"), for value received, hereby promises to pay to             or
registered assigns, at the office or agency of the Issuer in the Borough of
Manhattan, The City of New York, the principal sum of             Dollars on
         ,            , in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, (at the rate per annum from time to time in
effect as described below) semiannually on             and             of each
year, commencing            ,      on said principal sum at said office or
agency, in like coin or currency, from the             or the            , as
the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these
Notes, in which case from            ,     , until payment of said principal sum
has been made or duly provided; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the security register. Notwithstanding the foregoing, if the date hereof is after the day of
            or            , as the case may be, and before the following
            or            , this Note bear interest from such             or
           ; provided, however, that if the Issuer shall default in the payment
of interest due on such             or            , then this Note shall bear
interest from the next preceding             or            , to which interest
has been paid or, if no interest has been paid on these Notes, from            .
The interest so payable on any             or            , will, subject to
certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of
business on such             or            , as the case may be, next preceding
such             or            .

         Interest on these Notes is payable at the rate of   % per annum from
            through            , and for
each month period beginning            ,     and            , at a rate per
annum established by the Issuer on the             preceding each such
    , or at a rate per annum determined by a method established by the Issuer
on the             preceding each such            .  The Issuer shall
establish the interest rate or method to be used to determine such interest rate by delivery to the Trustee of an Officers' Certificate on such
 .  On or before the             prior to the commencement of the
-month period to which it applies, the Trustee shall cause notice of such interest rate or the method to be used in ascertaining the interest rate on
the following             and the interest rate that would have been
applicable to such       -month period had such determination been made as of
such            , all as specified in the aforesaid Officers' Certificate, to be mailed to each holder of these Notes. The Issuer shall cause notice of the
interest rate established as of the          preceding the commencement of
the         -month period to be enclosed with the interest payment checks mailed to the Holders of the Notes for the period ending on the
following such            .

         The Notes of this series are subject to repayment on            ,
           , and            , at the option of the Holders thereof exercisable
on or before the            , but not prior to the             preceding such
           , at a repayment price equal to the principal amount thereof to be repaid, together with interest payable thereon to the repayment date, as described on the reverse side hereof.

         Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

         IN WITNESS WHEREOF, Financial Security Assurance Holdings Ltd. has caused this instrument to be signed by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated:                    ,

                                                    FINANCIAL SECURITY ASSURANCE
                                                    HOLDINGS LTD.

                                                     By
                                                        ------------------------
                                                     By
                                                        ------------------------


                  [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


         This is one of the Debentures of the series designated therein referred to in the within-mentioned Indenture.

                                                                   , as Trustee

                                                     By
                                                       -------------------------
                                                       Authorized Officer

                [FORM OF REVERSE OF            -YEAR EXTENDIBLE NOTE]

                      FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

                                      -Year Extendible Note


         This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (the "Debentures") of the series hereinafter specified, all issued or to be issued under an indenture
dated as of            (herein called the "Indenture"), duly executed and
delivered by the Issuer to            , Trustee (herein called the "Trustee"),
to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the holders of the Debentures. The Debentures may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the
           -Year Extendible Notes of the Issuer, limited in aggregate principal
amount to $           .

         [The            -Year Extendible Notes may be redeemed at the option
of the Issuer as a whole or in part, or from time to time in part, on any date
(i) on or after            , and prior to            ,            , (ii) on or
after            ,            , and prior to            , (iii) on or after
           ,            , and prior to            , and (iv) on or after
           , and prior to maturity upon mailing a notice of such redemption not less than 30 nor more than 45 days prior to the date fixed for redemption to the Holders of Notes at their last registered addresses, all as further provided in the Indenture at 100% of the principal amount thereof, together with accrued interest to the date fixed for redemption. If this Note is redeemed in part, the principal amount that remains Outstanding shall not be less than
$           .]

         The indebtedness evidenced by this            -Year Extendible Note
is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of Senior Debt as
defined in the Indenture and this            -Year Extendible Note is issued
subject to the provisions of the Indenture with respect thereto. Each

Holder of this            -Year Extendible Note, by accepting the same,
agrees to and shall be bound by such provisions and authorizes the Trustee in his behalf to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact solely for such purpose.

         In case an Event of Default with respect to the            -Year
Extendible Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of more than 50% in aggregate principal amount of the Debentures at the time Outstanding (as defined in the Indenture) of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Debentures of each such series; provided, however, that no such supplemental indenture shall (i) extend the final maturity of any Debenture, or reduce the rate or extend the time of payment of any interest thereon or impair or affect the rights of any Holder to institute suit for the payment thereof or reduce the principal amount thereof or any premium thereon, or, in the case of
the            -Year Extendible Notes, adversely affect the right to repayment at the option of the Holder of said Notes, without the consent of the Holder of each Debenture so affected, (ii) reduce the aforesaid percentage of Debentures, the Holders of which are required to consent to any such supplemental indenture or (iii) modify any provision relating to the subordination of Outstanding Debt Securities of any series in a manner adverse to the Holders thereof, without the consent of the Holder of each Debenture affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Debentures of any series, prior to any declaration accelerating the maturity of such Debentures, the Holders of a majority in aggregate principal amount Outstanding of the Debentures of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Debentures) may on behalf of the Holders of all the Debentures of such series (or all or certain series of the Debentures, as the case may be) waive any such past default or Event of Default. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest, on any of the Debentures. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any
           -Year Extendible Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is
made upon this Note or such other            -Year Extendible Notes.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

         The            -Year Extendible Notes are subject to repayment in
whole, or in part, on            ,     ,             and            , in
increments of $       or multiples of $            in excess of $       provided
that the portion of the principal amount of any            -Year Extendible Note
not being repaid shall be at least $        , at the option of the Holders
thereof at a repayment price equal to the principal amount thereof to be repaid, together with interest payable thereon to the repayment date. For this Note to be repaid at the option of the Holder, the Issuer must receive at its office or agency in the Borough of Manhattan, The City of New York, on or before the
           , or, if such is not a Business Day, the next succeeding Business
Day, but not earlier than the             prior to the             on which the
repayment price will be paid (i) this Note, with the form entitled "Option to Elect Repayment" below duly completed, or (ii) a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of the Note, the principal amount of the Note, the amount of such Note to be repaid, a statement that the option to elect repayment is being made thereby and a guarantee that the Note to be repaid with the form entitled "Option to Elect Repayment" on the reverse thereof duly completed will be received by the Issuer no later than five Business Days after the date of such telegram, telex, facsimile transmission or letter, and such Note and form duly completed are received by the Issuer by such fifth Business Day. Either form of notice duly
received on or before the             preceding any such shall be irrevocable.
All questions as to the validity,
eligibility (including time of receipt) and acceptance of any Notes for repayment will be determined by the Issuer, whose determination shall be final and binding.

         The            -Year Extendible Notes are issuable in registered form
without coupons in denominations of $            and any multiple of
$            at the office or agency of the Issuer in the Borough of Manhattan,
The City of New York, and in the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge,
           -Year Extendible Notes may be exchanged for a like aggregate
principal amount of            -Year Extendible Notes of other authorized
denominations.

         The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any
           -Year Extendible Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of
law, statute or             constitutional provision or by the enforcement of
any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

         Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                         [FORM OF OPTION TO ELECT REPAYMENT]

                              Option To Elect Repayment


         The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned, at

                 (Please Print or Typewrite Name and Address of the Undersigned)

         FOR THIS NOTE TO BE REPAID THE ISSUER MUST RECEIVE AT ITS OFFICE OR AGENCY IN THE BOROUGH OF MANHATTAN, THE CITY AND STATE OF NEW YORK, OR AT SUCH ADDITIONAL PLACE OR PLACES OF WHICH THE ISSUER SHALL FROM TIME TO TIME NOTIFY
THE HOLDER OF THE WITHIN NOTE, ON OR BEFORE THE            OR, IF SUCH
IS NOT A BUSINESS DAY, THE NEXT SUCCEEDING BUSINESS DAY, BUT NOT EARLIER THAN
THE          PRIOR TO            ,        ,               AND          ,
(I) THIS NOTE WITH THIS "OPTION TO ELECT REPAYMENT" FORM DULY COMPLETED OR
(II) A TELEGRAM, TELEX, FACSIMILE TRANSMISSION OR LETTER FROM A MEMBER OF A NATIONAL SECURITIES EXCHANGE OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR A COMMERCIAL BANK OR A TRUST COMPANY IN THE UNITED STATES OF AMERICA SETTING FORTH THE NAME OF THE HOLDER OF THE NOTE, THE PRINCIPAL AMOUNT OF THE NOTE, THE AMOUNT OF THE NOTE TO REPAID, A STATEMENT THAT THE OPTION TO ELECT REPAYMENT IS BEING MADE THEREBY AND A GUARANTEE THAT THE NOTE TO BE REPAID WITH THE FORM ENTITLED "OPTION TO ELECT REPAYMENT" ON THE REVERSE OF THE NOTE DULY COMPLETED WILL BE RECEIVED BY THE ISSUER NOT LATER THAN FIVE BUSINESS DAYS AFTER THE DATE OF SUCH TELEGRAM, TELEX, FACSIMILE TRANSMISSION OR LETTER, AND SUCH NOTE AND FORM DULY COMPLETED ARE RECEIVED BY THE ISSUER BY SUCH FIFTH BUSINESS DAY.

         If less than the entire principal amount of the within Note is to be
repaid, specify the portion thereof (which shall be $              or an
integral multiple of $              in excess of $             ) which the
Holder elects to have repaid: $             ; and specify the denomination or
denominations (which shall be $              or multiple of $              in
excess of $             ) of the              -Year.

         Extendible Note or Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of such specification, one such
Note will be issued for the portion not being repaid); $          .

Dated:


                                            -----------------------------------
                                            Note: The signature to this Option
                                            to Elect Repayment must correspond
                                            with the name as written upon the
                                            face of the Note in every
                                            particular without alteration or
                                            enlargement or any other change
                                            whatsoever.